As filed with the Securities and Exchange Commission on October 29, 1996
                                                       Registration Nos. 2-16590
                                                                         811-945



                        SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 -------------

                                  FORM N-1A
                            REGISTRATION STATEMENT
                                  Under the
                            SECURITIES ACT OF 1933                         [ ]
                        Pre-Effective Amendment No.                        [ ]
                       Post-Effective Amendment No. 62                     [X]
                                    and/or
                            REGISTRATION STATEMENT
                                  Under the
                        INVESTMENT COMPANY ACT OF 1940                     [X]
                               Amendment No. 62
                      (Check appropriate box or boxes.)

                                 -------------

                     Phoenix Worldwide Opportunities Fund
       (Exact Name of Registrant as Specified in Declaration of Trust)

                                 -------------

                101 Munson Street, Greenfield, Massachusetts 01301
             (Address of Principal Executive Offices) (Zip Code)

                           c/o Phoenix Equity Planning
                     Corporation -- Shareholder Services
                                (800) 243-1574
             (Registrant's Telephone Number, including Area Code)

                                 -------------

                               Philip R. McLoughlin
                  Vice Chairman and Chief Executive Officer
                      Phoenix Duff & Phelps Corporation
                              56 Prospect Street
                       Hartford, Connecticut 06115-0479
                   (name and address of Agent for Service)

                                 -------------

                  Approximate Date of Proposed Public Offering:


   It is proposed that this filing will become effective (check appropriate box) [ ] immediately upon filing pursuant to paragraph (b)
[X] on October 30, 1996 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a)(i)
[ ] on pursuant to paragraph (a)(i)
[ ] 75 days after filing pursuant to paragraph (a)(ii)
[ ] on pursuant to paragraph (a)(ii) of Rule 485.
If appropriate, check the following box:
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.



   Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended on June 30, 1996 was filed by Registrant with the Commission on August 27, 1996.

                       PHOENIX WORLDWIDE OPPORTUNITIES FUND

                    Cross Reference Sheet Pursuant to Rule 404

                                      PART A

Part I of Form N-1A                               Prospectus Caption
-----------------------------------------------  ------------------------------------------------------------
 1.    Cover Page                                 Cover Page
 2.    Synopsis                                   Introduction; Fund Expenses
 3.    Condensed Financial Information            Financial Highlights; Performance Information
 4.    General Description of Registrant          Introduction; Investment Objectives and Policies;
                                                  Investment Techniques and Related Risks; Additional
                                                  Information
 5.    Management of the Fund                     Introduction; Management of the Fund; Distribution Plans
 6.    Capital Stock and Other Securities         Introduction; Investment Restrictions; Dividends,
                                                  Distributions and Taxes; Additional Information; Investor
                                                  Accounts and Services Available
 7.    Purchase of Securities Being Offered       How to Buy Shares; The Underwriter; How to Obtain Reduced
                                                  Sales Charges; Net Asset Value; Investor Accounts and
                                                  Services Available
 8.    Redemption or Repurchase                   How to Redeem Shares
 9.    Pending Legal Proceeding                   Not Applicable

                                     PART B
Part I of Form N-1A                               Statement of Additional Information
-----------------------------------------------   -----------------------------------------------------------
10.    Cover Page                                 Cover Page
11.    Table of Contents                          Table of Contents
12.    General Information                        Cover Page; The Fund
13.    Investment Objectives and Policies         Cover Page; Investment Objective and Policies; Other
                                                  Investment Techniques; Investment Restrictions
14.    Management of the Fund                     Services of the Adviser; Trustees and Officers
15.    Control Persons and Principal Holders of
       Securities                                 Not Applicable
16.    Investment Advisory & Other Services       Trustees and Officers
17.    Brokerage Allocation and Other Practices   Portfolio Transactions and Brokerage
18.    Capital Stock and Other Securities         Not Applicable
19.    Purchase, Redemption and Pricing of        How to Buy Shares; Alternative Purchase Arrangements;
       Securities                                 Exchange Privileges; Redemption of Shares; Net Asset Value;
                                                  Reinstatement Privilege
20.    Tax Status                                 Dividends, Distributions and Taxes
21.    Underwriter                                Distribution Plans
22.    Calculation of Performance Data            Performance Information
23.    Financial Statements                       Financial Statements

PHOENIX
FUNDS

Phoenix Worldwide Opportunities Fund

PROSPECTUS
OCTOBER 30, 1996

[Phoenix Duff & Phelps Logo]

                     PHOENIX WORLDWIDE OPPORTUNITIES FUND


                               101 Munson Street
                              Greenfield, MA 01301
                                   PROSPECTUS
                                October 30, 1996

   Phoenix Worldwide Opportunities Fund (the "Fund") is a diversified open-end investment management company which invests in domestic and non-U.S. issuers, including companies, governments, governmental agencies and international organizations with the investment objective of capital appreciation. Equity securities are the major portion of the Fund's investments. Securities will be selected primarily for growth potential, and any income dividends derived from portfolio holdings will be considered incidental to the Fund's investment objective. There can be no assurance that the Fund's objective will be achieved.

   This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser, or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create any implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated October 30, 1996, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


   Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation
(FDIC), the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.

================================================================================
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
================================================================================

                       CUSTOMER SERVICE: (800) 243-1574
                          MARKETING: (800) 243-4361
                  TELEPHONE ORDERS/EXCHANGES: (800) 367-5877
                TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                               TABLE OF CONTENTS

                                                    Page
                                                    ----
INTRODUCTION                                          3
FUND EXPENSES                                         4
FINANCIAL HIGHLIGHTS                                  5
PERFORMANCE INFORMATION                               6
INVESTMENT OBJECTIVE AND POLICIES                     6
INVESTMENT TECHNIQUES AND RELATED RISKS               7
INVESTMENT RESTRICTIONS                               9
MANAGEMENT OF THE FUND                                9
DISTRIBUTION PLANS                                   10
HOW TO BUY SHARES                                    11
INVESTOR ACCOUNTS AND SERVICES AVAILABLE             16
NET ASSET VALUE                                      18
HOW TO REDEEM SHARES                                 18
DIVIDENDS, DISTRIBUTIONS AND TAXES                   19
ADDITIONAL INFORMATION                               20

                                 INTRODUCTION


  This Prospectus describes the shares offered by and the operations of Phoenix Worldwide Opportunities Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. The Fund's investment objective is capital appreciation. The Fund invests in domestic and non-U.S. issuers.


Investment Adviser


  National Securities & Research Corporation (the "Adviser" or "National") is the investment adviser of the Fund. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and prior to November 1, 1995 was an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.


Distribution Plans and Distributor


  Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at an annual rate of $300 per $1 million. Equity Planning also serves as the Fund's transfer agent.

   The Fund has adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act") for all classes. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing shareholder services. Although the Class A shares Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1997. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing shareholder services. See "Distribution Plans."


Purchase of Shares


  The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares", "How to Obtain Reduced Sales Charges on Class A Shares" and "Net Asset Value."

   Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

   Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments


  The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."


Redemption Price


  Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."


Risk Factors


  There can be no assurance that the Fund will achieve its investment objectives. The Fund is intended for long-term investors who can accept the risks involved in investments in non-U.S. securities. Investing in such securities involves different risk considerations from those associated with investing solely in U.S. securities. In addition, investors should consider risks inherent in an international portfolio, including foreign exchange rate fluctuations and exchange controls, and certain of the investing policies which the Fund may employ, including the entering into of forward foreign currency exchange contracts and option transactions. Investors should be aware that the Fund's net asset value will fluctuate as the fair market value of the securities in which the Fund invests fluctuates. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. See "Investment Objective and Policies."

                                FUND EXPENSES


   The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table were for fiscal year ended June 30, 1996.


                                                                     Class A                Class B
                                                                     Shares                  Shares
                                                                   -----------      --------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of
  offering price)                                                     4.75%                   None
Maximum Sales Load Imposed on Reinvested Dividends                    None                    None
Deferred Sales Load                                                                 5% during the first
                                                                                    year, decreasing 1%
                                                                                    annually to 2%
                                                                                    during the fourth
                                                                                    and fifth years;
                                                                                    thereafter decreasing
                                                                      None          to 0% after the fifth year.
Redemption Fee                                                        None                    None
Exchange Fee                                                          None                    None

Annual Fund Expenses
  (as a percentage of net assets for the year ended June 30, 1996)
 Management Fees                                                      0.75%                   0.75%
 12b-1 Fees (a)                                                       0.25%                   1.00%
 Other Operating Expenses                                             0.60%                   0.60%
                                                                      -----                   -----
  Total Fund Operating Expenses                                       1.60%                   2.35%
                                                                      =====                   =====


   (a) "Rule 12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the fiscal year 1997. Rule 12b-1 fees stated for Class B Shares include a service fee. See "Distribution Plans."


                                                                               Cumulative Expenses
                                                                               Paid for the Period
Example*                                                            1 year    3 years    5 years    10 years
------------------------------------------------------------------  -------- ---------  --------- -----------
An investor would pay the following expenses on a $1,000
  investment assuming, (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A Shares                                                       63      $ 96       $130        $228
  Class B Shares                                                       74      $103       $146        $250
An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time
  period:
  Class A Shares                                                      $63      $ 96       $130        $228
  Class B Shares                                                      $24      $ 73       $126        $250

*The purpose of the table above is to help the investor understand the various costs and expenses the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. See "Management of the Fund," "Distribution Plans," and "How to Buy Shares."

                             FINANCIAL HIGHLIGHTS


  The following table sets forth certain financial information for respective fiscal years of the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling
(800) 243-4361.



   (Selected data for a share outstanding throughout the indicated period)



                                                                Class A
                                 ------------------------------------------------------------------
                                                          Year Ended June 30,
                                 ------------------------------------------------------------------
                                    1996       1995      1994        1993       1992        1991
                                 ----------  --------  ---------   --------    -------    ---------
Net asset value, beginning of
  period                          $  9.04     $ 10.17     $  8.00     $ 7.18     $ 6.82      $ 7.56
Income from investment
  operations:
 Net investment income  (loss)      (0.02)(3)  0.01(3)       0.01       0.03       0.01(2)     0.23(1)
 Net realized and unrealized
   gain (loss)                       1.87        0.56        2.19       0.79       0.36       (0.67)
                                  --------     -------     -------    ------     -------      -------
  Total from investment
    operations                       1.85        0.57        2.20       0.82       0.37       (0.44)
                                  --------     -------     -------    ------     -------      -------
Less distributions:
 Dividends from net  investment
  income                               --          --       (0.03)        --      (0.01)      (0.30)
 Dividends from net  realized
  gains                             (0.60)      (1.37)         --         --         --          --
 In excess of net realized
   gains                               --       (0.33)         --         --         --          --
                                  --------     -------     -------    ------     -------      -------
  Total distributions               (0.60)      (1.70)      (0.03)        --      (0.01)      (0.30)
                                  --------     -------     -------    ------     -------      -------
Change in net asset value            1.25       (1.13)       2.17       0.82       0.36       (0.74)
                                  --------     -------     -------    ------     -------      -------
Net asset value, end of period    $ 10.29     $  9.04     $ 10.17     $ 8.00     $ 7.18      $ 6.82
                                  ========     =======     =======    ======     =======      =======
Total return(4)                     21.39%       6.53%      27.46%     11.42%      5.43%      (5.27%)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                    $146,052    $126,481    $118,707    $88,870    $63,354     $59,874
Ratio to average net assets of:
 Operating expenses                  1.60%       1.80%       1.50%      1.88%      2.15%(2)    1.75%(1)
 Net investment income (loss)       (0.19)%      0.16%       0.09%      0.61%      0.16%       3.46%
Portfolio turnover                    245%        277%        259%        95%        51%         76%


                                                                                  Class B
                                                                              -------------------

                                                       Class A                            From
                                  --------------------------------------------          Inception
                                                  Year Ended June 30,            Year    7/15/94
                                  --------------------------------------------  Ended       to
                                    1990             1989      1988      1987  6/30/96   6/30/95
                                  ---------        --------   -------  ------- --------  --------
Net asset value, beginning of
  period                          $  7.49          $ 8.00    $ 10.14   $ 12.36    $  8.98     $ 10.40
Income from investment
  operations:
 Net investment income  (loss)       0.19(1)(3)      0.16       0.14      0.07      (0.08)(3)   (0.02)(3)
 Net realized and unrealized
   gain (loss)                      (0.02)          (0.53)     (0.61)     0.48       1.84        0.30
                                  --------         -------    -------   ------     -------     -------
  Total from investment
    operations                       0.17           (0.37)     (0.47)     0.55       1.76        0.28
                                  --------         -------    -------   ------     -------     -------
Less distributions:
 Dividends from net  investment
  income                            (0.10)          (0.14)     (0.13)    (0.09)        --          --
 Dividends from net  realized
  gains                                --              --      (1.54)    (2.68)     (0.60)      (1.37)
 In excess of net realized
   gains                               --              --         --        --         --       (0.33)
                                  --------        -------    -------   ------     -------     -------
  Total distributions               (0.10)          (0.14)     (1.67)    (2.77)     (0.60)      (1.70)
                                  --------        -------    -------   ------     -------     -------
Change in net asset value            0.07           (0.51)     (2.14)    (2.22)      1.16       (1.42)
                                  --------        -------    -------   ------     -------     -------
Net asset value, end of period    $  7.56          $ 7.49    $  8.00   $ 10.14    $ 10.14     $  8.98
                                  ========        =======    =======   ======     =======     =======
Total return(4)                      2.19%          (4.62%)    (6.49%)    8.56%     20.50%       3.54%(5)
Ratios/supplemental data:
Net assets, end of period
  (thousands)                     $70,388         $33,881    $45,207   $52,631     $5,709       $2,849
Ratio to average net assets of:
 Operating expenses                  1.33%(1)        1.40%      1.23%     1.20%      2.34%        2.61%(6)
 Net investment income (loss)        2.44%           1.83%      1.81%     0.73%     (0.86)%      (0.33)%(6)
Portfolio turnover                    119%             87%       144%      180%       245%         277%


(1) Net investment income would have been $.22 and $.17 and the ratio of operating expenses to average net assets would have been 1.89% and 1.64% for the years ended June 30, 1991 and 1990, respectively, had the Manager not reimbursed a portion of its management fees, pursuant to the then applicable expense limitations.
(2) Net investment income would have been the same $.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.
(3) Computed using average shares outstanding.
(4) Maximum sales load is not reflected in the total return calculation.
(5) Not annualized
(6) Annualized

                           PERFORMANCE INFORMATION

  The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.

  Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund may also quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.

  The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax- deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.

  Advertisements, sales literature and communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to a changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income results and capital gains or losses; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Morgan Stanley Capital International World (net) Index, First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

  Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and quality of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

  The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.

                      INVESTMENT OBJECTIVE AND POLICIES

  The Fund's investment objective is capital appreciation. Any current income that is earned will be considered incidental to the achievement of capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

  The Fund invests in a diversified portfolio of securities of companies and governments located throughout the world. The Fund will not limit its investments to any particular regions of the world or to issuers of any particular size. The Adviser will seek to identify opportunities for capital appreciation in developed countries and in countries whose economies are still emerging and developing.

  Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the

United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non- convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when it is determined by the Adviser that such securities are appropriate for achievement of the Fund's investment objective. The market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, therefore investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline. The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds").

  The non-convertible fixed-income securities referred to above will consist of
(1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e., rated within the three highest rating categories by a nationally recognized statistical rating organization ("NRSRO")) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as the World Bank).


  The Fund may, for daily cash management purposes, invest in the non-convertible fixed-income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. government securities and money market securities referred to above when, in the opinion of the Adviser it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.


  The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser.


                   INVESTMENT TECHNIQUES AND RELATED RISKS


Covered Call Options

  The Fund may write covered call option contracts on U.S. securities which the Fund owns if such options are listed on an organized securities exchange and the Adviser determines that it is consistent with the Fund's investment objective.

Forward Foreign Currency Exchange Contracts

  In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency. For a discussion of the risks associated with such contracts, see "Risk Factors and Special Considerations."

Futures Contracts on Foreign Currencies and Options on Futures Contracts

  The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market."

Options on Foreign Currencies

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Risk Factors and Special Considerations." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Other Policies

  The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs, and investment advisory and administrative fees.

   The Fund generally invests for the long-term; however, it may attempt to take advantage of short-term trends in the market occasioning more trading. In such cases, the Fund's annual portfolio turnover rate may exceed 100%. The annual portfolio turnover rate indicates changes in a fund's portfolio. Higher portfolio turnover in any given year will result in the payment by a fund of increased amounts of brokerage commissions and will result in the acceleration of realization of capital gains or losses for tax purposes.

Risk Factors and Special Considerations


  Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, differences and inefficiencies in transaction settlement systems, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems.

   Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. Foreign ownership limitations also may be imposed by the charters of individual companies in developing countries to prevent, among other concerns, violation of foreign investment limitations.

   The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


   Significant portions of the Fund's assets will be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Exchange rates are determined by forces of supply and demand in the foreign exchange markets, and these forces are in turn affected by a range of economic, political, financial, governmental and other factors. Exchange rate fluctuations can affect the Fund's net asset value and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long term.

   Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The loss from investing in futures contracts is potentially unlimited.


   Lower rated securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to weaken the issuer's capacity to make principal and interest payments. In addition, the Fund does not have a policy requiring the sale of a security whose rating drops below investment grade. See "Special Considerations and Risk Factors" in the Statement of Additional Information.



                           INVESTMENT RESTRICTIONS

  The Fund may not invest more than 25% of its total assets in any one industry. In addition, the Fund will not purchase any securities (excluding U.S. government securities) if by reason thereof more than 5% of its total assets (taken at current value) would then be invested in securities of a single issuer. See the Statement of Additional Information for a detailed description of all of the Fund's investment restrictions.

                            MANAGEMENT OF THE FUND


  The Fund is a mutual fund, technically known as an open-end management investment company. The Trustees of the Trust are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and of Massachusetts business trust law.


The Adviser


  The investment adviser to the Fund is National, which is located at 56 Prospect Street, Hartford, CT 06115-0486. National is a direct subsidiary of Phoenix Duff & Phelps Corporation. National also acts as the investment adviser or manager for Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Equity Opportunities Fund Series of Phoenix Strategic Equity Series Fund, and Phoenix Multi- Sector Fixed Income Fund, Inc. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.


   As compensation for its services, the Adviser receives a fee which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion, 0.70% of the Fund's average daily net assets between $1 billion and $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. The total advisory fee of 0.75% of the aggregate net assets of the Fund is greater than that for most mutual funds; however, the Trustees have determined that it is similar to fees charged by other mutual funds whose investment objectives are similar to those of the Fund.


   The ratio of management fees to average net assets for the fiscal year ended June 30, 1996 for Class A Shares and Class B Shares was 0.75%.

The Portfolio Managers

  Ms. Jeanne H. Dorey and Mr. David Lui are the co-portfolio managers of the Fund and as such are primarily responsible for the day-to-day management of the Fund's investments. Ms. Dorey is also Portfolio Manager of the International Portfolio of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund, both advised by Phoenix Investment Counsel, Inc. ("PIC"), an affiliate of National. Ms. Dorey has served as Managing Director, Equities of National and PIC since September 1996 and previously as Vice President of National and the Fund since May 1995 and of PIC since April 1993. She has served as Portfolio Manager of the Fund, Phoenix International Portfolio and Phoenix International Series since February 1993. From 1990 to 1992, Ms. Dorey was an Investment Analyst and Portfolio Manager with Pioneer Group, Inc. Mr. Lui is also Co-Portfolio Manager of the International Portfolio of Phoenix Multi-Portfolio Fund and the International Series of The Phoenix Edge Series Fund. Mr. Lui previously served as Associate Manager of such funds since June 1995. He has served as Portfolio Manager, Equities of National and PIC since September 1996. From 1993 to 1995, Mr. Lui was Vice President of Asian Equities at Alliance Capital Management and from 1990 to 1993, he was an Associate, Capital Markets, at Bankers Trust.

The Financial Agent

  Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning receives a quarterly fee based on the average of the aggregate daily net asset values of the Fund at the annual rate of $300 per $1 million. For its services during the Fund's fiscal year ended June 30, 1996, Equity Planning received $41,495 or 0.03% of average net assets.


The Custodian and Transfer Agent


  The Custodian of the assets of the Fund is Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian").

   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.

Brokerage Commissions

  Although the Rules of Fair Practice of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                              DISTRIBUTION PLANS


   The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a Director and officer of Equity Planning, is an officer of the Fund. Michael
E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy G. Curtiss, William R. Moyer, William J. Newman, Leonard
J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

   Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as agent, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.

   The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.

   The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually of the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for the fiscal year 1997 to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.

   Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

   In order to receive payments under the Plans, participants must meet such qualifications as are to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients; members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


   Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution-related expenses to expenses incurred in specified time periods.


   For the fiscal year ended June 30, 1996, the Fund paid $335,903 under the Class A Plan and $39,567 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.


   The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan was approved by Class A shareholders of the Fund at a special meeting of shareholders held on May 7, 1993. The Class B Plan was adopted by the Trustees (including a majority of independent Trustees) on May 25, 1994.

   The National Association of Securities Dealers ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.

                              HOW TO BUY SHARES


  The Fund currently issues two classes of shares. Class A Shares are sold to investors choosing the initial sales charge alternative. Class B Shares are sold to investors choosing the deferred sales charge alternative. The minimum initial purchase is $500, and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information).Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


  Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B Shares will be reduced by such amount to the extent the Fund has undistributed net income.

  Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Share certificates representing any number of full shares will be issued only on request, and subject to certain conditions. A fee may be incurred by the shareholder for a lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.


  The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvest-ment and exchange privileges. Certain privileges may not be available in connection with Class B Shares. Shares of the Fund or shares of any other Phoenix Fund (except Phoenix Money Market Fund Series Class A Shares and Phoenix Multi- Sector Short-Term Bond Fund Class A Shares held less than 6 months), may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange Privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased is not taken and continues to apply.


Alternative Sales Arrangements


  The alternative sales arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.

   Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


   Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares


  The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank & Trust Company prior to its close of business.


   The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.

   Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.

                            Sales Charge      Sales Charge       Dealer Discount
        Amount of          as Percentage      as Percentage       or Agency Fee
       Transaction          of Offering         of Amount       as Percentage of
    at Offering Price          Price            Invested         Offering Price*
--------------------------------------------------------------------------------
Less than $50,000                4.75%              4.99%                4.25%
$50,000 but under
  $100,000                       4.50%              4.71%                4.00%
$100,000 but under
  $250,000                       3.50%              3.63%                3.00%
$250,000 but under
  $500,000                       3.00%              3.09%                2.75%
$500,000 but under
  $1,000,000                     2.00%              2.04%                1.75%
$1,000,000 or more               None               None                 None**

*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.


**In connection with Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

   In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:

        Purchase Amount            Payment to Broker/Dealer
 ------------------------------  ------------------------------
$1,000,000 to $3,000,000                   0.75 of 1%
$3,000,001 to $6,000,000                   0.50 of 1%
$6,000,001 or more                         0.25 of 1%

  If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment.


How To Obtain Reduced Sales Charges on Class A Shares

  Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


   Qualified Purchasers. No sales charge will be imposed on sales of shares to:
(1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or to any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge;
(13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid: or (16) any accounts established by financial institutions, broker/dealers or registered investment advisers for which an account management fee or transaction fee is charged and, provided such entity has entered into an agreement with the Distributor for this program; provided that sales made to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.



   Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


   Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

   Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

   An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

   Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

   Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

  Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.


   Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B Shares, such as the payment of compensation to selected dealers and agents for selling Class B Shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B Shares without a sales charge being deducted at the time of purchase.


   Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


   The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.


   The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.

                             Contingent Deferred
                               Sales Charge as
                               a Percentage of
                                Dollar Amount
Year Since Purchase           Subject to Charge
------------------------- ------------------------
First                                 5%
Second                                4%
Third                                 3%
Fourth                                2%
Fifth                                 2%
Sixth                                 0%

   In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first, Class B Shares held for over five-years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.

   To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares: first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) x $12 (original price or current NAV if less than original) x 3% (applicable rate in the third year after purchase)].

   The contingent deferred sales charge is waived on redemptions of shares (a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account;
(b) if redemption is made within one year of disability, as defined in Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid;
(e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.


   Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution related expenses.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

   The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of higher distribution fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.

                              INVESTOR ACCOUNTS
                            AND SERVICES AVAILABLE

  An account will be opened for the investor after the investor makes an initial investment. Shares purchased will be held in the shareholder's account by the Transfer Agent which will forward a statement each time there is a change in the number of shares in the account. At any time, a shareholder may request that a certificate be issued, subject to certain conditions, representing any number of full shares held in his or her account.

  The Fund mails periodic reports to its shareholders. In order to reduce the volume of mail, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports.

  Shareholder inquiries should be directed to the Fund at (800) 243-1574.

Bank Draft Investing Program (Investo-Matic Plan)

  By completing the Investo-Matic Section of the New Account Application, a shareholder may authorize the bank named in the form to draw $25 or more from his/her personal checking account on or about the 15th day of the month, to be used to purchase additional shares for his account. The amount the shareholder designates will be made available, in form payable to the order of the Transfer Agent by the bank on the date the bank draws on his/her account and will be used to purchase shares at the applicable offering price. The shareholder or his or her registered representative may, by telephone or written notice, cancel or change the dollar amount being invested pursuant to the Investo-Matic Plan unless the shareholder has notified the Fund or Transfer Agent that his or her registered representative shall not have this authority.

Distribution Option

  The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at the option of the shareholder, in cash. By exercising the distribution option, a shareholder may elect to: (1) receive both dividends and capital gain distributions in additional shares; or (2) receive dividends in cash and capital gain distributions in additional shares; or (3) receive both dividends and capital gain distributions in cash. If a shareholder elects to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed by the shareholder due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased for the shareholder's account at the then current net asset value. Shareholders who maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. Shareholders should obtain a current prospectus and consider the objectives and policies of each such Fund carefully before directing dividends and distributions to the other Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Dividends and capital gain distributions received in shares are taxable to the shareholder and credited to the shareholder's account in full and fractional shares and are computed at the closing net asset value on the next business day after the record date. A distribution option may be changed at any time by notifying Customer Service by telephone at (800) 243-1574 or sending a letter signed by the registered owner(s) of the account. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in the shareholder's account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, he/she will receive cash for the dividend or distribution regardless of the distribution option selected.

Systematic Withdrawal Program


  The Systematic Withdrawal Program allows shareholders to periodically redeem a portion of their account on a predetermined monthly or quarterly, semiannual or annual basis. A sufficient number of full and fractional shares shall therefore be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to the shareholder's bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply. See "Redemption of Small Accounts."

   Class A shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then-current net asset value per share.


   To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in additional Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.


   The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program shall be subject to any applicable contingent deferred sales charge. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

Tax-Sheltered Retirement Plans

  Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning
(800) 243-4361 for further information about the plans.

Exchange Privileges


  Shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds, (except Phoenix Multi-Sector Short Term Bond Fund Class A Shares held less than 6 months and Class A Shares of Phoenix Money Market Series), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Phoenix Funds c/o State Street Bank and Trust Company.


   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.


   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.


   The exchange of shares from one fund to another is treated as a sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" for information concerning the Federal income tax treatment of the disposition of shares.


   It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to refuse exchange purchases by any person or broker/dealer if, in the Fund's or Adviser's opinion, the exchange would adversely affect the Fund's ability to invest according to its investment objectives and policies, or otherwise adversely affect the Fund and its shareholders. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.


   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

Telephone Exchanges

  Telephone Exchange privileges are only available in states where the shares to be acquired may be legally sold. (See the Statement of Additional Information.) Unless a shareholder elects in writing not to participate in the Telephone Exchange Privilege, shares for which certificates have not been issued may be exchanged by calling (800) 367-5877 provided that the exchange is made between accounts with identical registrations. Under the Telephone Exchange Privilege, telephone exchange orders may also be entered on behalf of the shareholder by his or her legal representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. In addition to requiring identical registrations on both accounts, the Transfer Agent will require address verification and will record telephone instructions on tape. All exchanges will be confirmed in writing with the shareholder. To the extent that procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for exchange transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone exchange instructions from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Exchange Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Exchange Privilege may be difficult to exercise or may be suspended temporarily. In such event an exchange may be effected by following the procedure outlined for tendering shares represented by certificate(s).

   If a shareholder elects not to use the Telephone Exchange Privilege or if the shares being exchanged are represented by a certificate or certificates, in order to exchange shares the shareholder must submit a written request to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. If the shares are being exchanged between accounts that are not registered identically, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Fund's transfer agent in accordance with its signature guarantee procedures. Currently such procedures generally permit guarantees by banks, broker/dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted.

   Purchase and withdrawal plans and reinvestment and exchange privileges are described more fully in the Statement of Additional Information. For further information, call Equity Planning at (800) 243-1574.

                               NET ASSET VALUE


  The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading.

  The net asset value per share of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets less all liabilities (including accrued expenses) by the number of shares of the Fund outstanding. The total liability allocated to a class, plus that class' distribution fee and any other expenses specifically allocated to that class, are deducted from the proportionate interest of such class in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class to produce the net asset value per share. A security listed or traded on an exchange is valued at its last sale price on the exchange where it is principally traded. Lacking any sales on the exchange where it is principally traded on the day of valuation prior to the time as of which assets are valued, the security is valued at the last bid price on that exchange. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost when the Board of Trustees has determined that amortized cost would equal fair market value. All other equity securities for which over-the-counter market quotations are readily available are valued at the last bid price. Other assets are valued at fair value as determined in good faith by the Trustees of the Fund.


  Generally, trading in foreign securities, as well as trading in corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the general trading session of the Exchange. The values of such securities used in computing the net asset value of the Fund are determined as of such times. Occasionally, events affecting the value of such securities may occur between such times and the close of the general trading session which will not be reflected in the computation of the Fund's net asset value. If events occur which materially affect the value of such securities, the securities will be valued at fair market value as determined in good faith by the Trustees.

                             HOW TO REDEEM SHARES


  Shareholders have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption request and any other required documentation in proper form by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301 (see "Net Asset Value"). In the case of Class B Share redemptions, investors will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares", above). To redeem, any outstanding share certificates in proper form for transfer must be received by Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. To be in proper form to redeem shares, the signature of the shareholder(s) on the certificate or stock power must be signed exactly as registered, including any fiduciary title, on a written instruction letter, certificate, or accompanying stock power, such signatures being guaranteed by an eligible guarantor institution as determined in accordance with the standards and procedures established by the Transfer Agent (please contact the Fund at (800) 243-1574 with any questions regarding eligible guarantors).

  If no certificate has been issued, the Transfer Agent requires a written request with signature guarantee. The Transfer Agent may waive the signature guarantee requirement in the case of shares registered in the names of individuals singly, jointly, or as custodian under the Uniform Gifts to Minors Act, if the proceeds do not exceed $50,000, and the proceeds are payable to the registered owner(s) at the address of record. Such requests must be signed by each person in whose name the account is registered. In addition, a shareholder may sell shares back to the Fund through securities dealers who may charge customary commissions for their services. The redemption price in such case will be the price as of the close of the general trading session of the New York Stock Exchange on that day, provided the order is received by the dealer prior thereto, and is transmitted to the Distributor prior to the close of its business. No charge is made by the Fund on redemptions, but shares tendered through investment dealers may be subject to a service charge by such dealers. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchase of shares has been cleared for payment by the investor's bank, which may take up to 15 days after receipt of the check.


  Additional documentation may be required for redemptions by corporations, partnership or other organizations, executors, administrators, trustees, custodians, guardians, or from IRAs or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.

Telephone Redemptions

  Unless a shareholder elects in writing not to participate in the Telephone Redemption privilege, shares for which certificates have not been issued may be redeemed by telephoning (800) 367-5877 and telephone redemptions will also be accepted on behalf of the shareholder from his or her registered representative.

   The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, the telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to the shareholder. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, the shareholder would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise and a shareholder should submit a written redemption request, as described above.

   If the amount of the redemption is over $500, the proceeds will be wired to the shareholder's designated U.S. commercial bank account. If the amount of the redemption is less than $500, the proceeds will be sent by check to the address of record on the shareholder's account.

   Telephone redemption requests must be received by the Transfer Agent by the close of trading on the New York Stock Exchange on any day when the Transfer Agent is open for business. Requests made after that time or on a day when the Transfer Agent is not open for business cannot be accepted by the Transfer Agent. The proceeds of a telephone redemption will normally be sent on the first business day following receipt of the redemption request. However, with respect to the telephone redemption of shares purchased by check, such requests will only be effected after the Fund has assured itself that good payment has been collected for the purchase of shares, which may take up to 15 days. This expedited redemption privilege is not available to HR-10, IRA and 403(b)(7) Plans.

Reinvestment Privilege


  Shareholders have the privilege of using redemption proceeds to purchase Class A Shares of any Phoenix Fund with no sales charge (at the net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request for reinvestment must be received by the Distributor within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinvestment Privilege.


Redemption of Small Accounts

  Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

                           DIVIDENDS, DISTRIBUTIONS
                                  AND TAXES

  The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code and to distribute annually to shareholders all or substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes. The discussion below is based on the assumption that the Fund will continue to qualify as a regulated investment company.

  The Fund intends to make distributions from net investment income semi-annually, and intends to distribute net realized capital gain, if any, at least annually.

  The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain annual distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

  Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Fund credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to Federal income tax and may be subject to state, local and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.

  Long-term capital gains, if any, distributed to shareholders and which are designated by the Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.

  Dividends and distributions generally will be taxable to shareholders in the taxable year in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.

  A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon the shareholder's holding period for his or her shares. A capital loss realized on a disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of capital gain distributions received with respect to such shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made.


  Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. If the Fund should have more than 50% of the value of its assets invested in securities of foreign corporations at the close of its taxable year, which is the Fund's present intention, the Fund may elect to permit its shareholders to take, either as a credit or a deduction, their proportionate share of the foreign income taxes paid.


  Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds, for any account which does not have a taxpayer identification number or social security number and certain required certifications.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing Federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                            ADDITIONAL INFORMATION

Organization of the Fund

  The Fund was initially incorporated as Fairfield Fund, Inc. in New York in 1956 and has operated as an open-end, diversified management investment company since May of 1960. On December 14, 1990, the name of the Fund was changed to National Worldwide Opportunities Fund, Inc. in connection with certain changes adopted in various investment policies and restrictions, which enabled the Fund to take advantage of investment opportunities outside of the United States in pursuit of its investment objective of capital appreciation.


   On January 13, 1992 the shareholders of the Fund approved a reorganization whereby the Fund converted from a New York corporation to a Massachusetts business trust. In connection therewith, the shareholders approved the adoption of new management and advisory agreements and a distribution plan which are in substance identical to those which were in existence for the Fund. At the effective time of the reorganization (January 15, 1992), the Fund's name changed to National Worldwide Opportunities Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with other Phoenix Funds.


   The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares.

   The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares".

   The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Registration Statement

  This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                        BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                            Give Social Security Number or Tax Identification Number of:
------------------------------------------------------------------------------------------------------------
Individual                                 Individual
------------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)                    Owner who will be paying tax
------------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors                    Minor
------------------------------------------------------------------------------------------------------------
Legal Guardian                             Ward, Minor or Incompetent
------------------------------------------------------------------------------------------------------------
Sole Proprietor                            Owner of Business (also provide owner's name)
------------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust          Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
------------------------------------------------------------------------------------------------------------
Corporation, Partnership,
  Other Organization                       Corporation, Partnership, Other Organization
------------------------------------------------------------------------------------------------------------
Broker/Nominee                             Broker/Nominee
------------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.

        (bullet) A corporation
        (bullet) Financial institution
        (bullet) Section 501(a) exempt organization (IRA, Corporate Retirement Plan, 403(b), Keogh)
        (bullet) United States or any agency or instrumentality thereof (bullet) A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof
        (bullet) International oganization or any agency or instrumentality thereof
        (bullet) Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        (bullet) Real estate investment trust
        (bullet) Common trust fund operated by a bank under section 584(a) (bullet) An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        (bullet) Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.
This Prospectus sets forth concisely the information about the Phoenix Worldwide Opportunities Fund (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.

The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated October 30, 1996. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating
to the Trust is contained in the Annual Report to Shareholders for the year ended June 30, 1996 and is incorporated into the Statement of Additional Information by reference.

(Recycled Logo) Printed on recycled paper using soybean ink

Phoenix Worldwide Opportunities Fund
PO Box 2200
Enfield CT 06083-2200

BULK RATE MAIL
U.S. POSTAGE
PAID
SPRINGFIELD, MA
PERMIT NO. 444

[logo]
PHOENIX
DUFF & PHELPS

                     PHOENIX WORLDWIDE OPPORTUNITIES FUND

                              101 Munson Street
                             Greenfield, MA 01301


                     Statement of Additional Information
                            Dated October 30, 1996

   This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Worldwide Opportunities Fund (the "Fund"), dated October 30, 1996, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


TABLE OF CONTENTS
                                                   PAGE
THE FUND (20)                                        1
INVESTMENT OBJECTIVE AND POLICIES (6)                1
INVESTMENT RESTRICTIONS (9)                          1
PERFORMANCE INFORMATION (6)                          4
PORTFOLIO TRANSACTIONS AND BROKERAGE                 5
SERVICES OF THE ADVISER (9)                          6
NET ASSET VALUE (18)                                 7
HOW TO BUY SHARES (11)                               7
ALTERNATIVE PURCHASE ARRANGEMENTS (11)               7
EXCHANGE PRIVILEGES (17)                             9
REDEMPTION OF SHARES (18)                            9
DIVIDENDS, DISTRIBUTIONS AND TAXES (19)             10
TAX SHELTERED RETIREMENT PLANS                      12
THE DISTRIBUTOR (10)                                12
PLANS OF DISTRIBUTION (10)                          12
TRUSTEES AND OFFICERS                               13
OTHER INFORMATION (20)                              19

Numbers appearing in parentheses correspond to related disclosures in the Fund's Prospectus.

                       Customer Service: (800) 243-1574
                          Marketing: (800) 243-4361
                  Telephone Orders/Exchanges: (800) 367-5877
                             TTY: (800) 243-1926

                                   THE FUND

   The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the Adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds.


                      INVESTMENT OBJECTIVE AND POLICIES


   The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

   Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund will invest primarily in equity securities (common stocks, preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks). The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the Adviser has determined that such securities are appropriate for the achievement of the Fund's investment objective. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

   The non-convertible fixed-income securities referred to above will consist of
(1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e. within the three highest rating categories of Standard & Poor's or Moody's Investors Service) or, if unrated, are deemed by the Adviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as World Bank).

   The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. Government securities and money market instruments referred to above when, in the opinion of the Adviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

   The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Adviser. The Adviser will advise the Fund with respect to all other investments for the Fund.

   Capital appreciation will more often than not be sought through long-term holdings but the Fund may attempt to take advantage of apparent short-term trends, and such operations will occasion more trading, and hence, more than normal brokerage commissions and other expenses. Investments are selected for the Fund in such proportions and amounts as deemed advisable, subject to the investment restrictions set forth herein (see "Investment Restrictions"), in accordance with the Adviser's judgment of investment opportunities and the general economic outlook.

                           INVESTMENT RESTRICTIONS

Fundamental Policies

  The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).

   The Fund may not:

   1. Borrow money, except from a bank and then only if there is an asset coverage of at least 300%; provided, however, that the Fund may not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.


   2. Underwrite the sale of securities of restricted securities.


   3. Purchase or sell real estate.

   4. Purchase or sell commodities or commodity contracts; provided, however, that the terms commodities and commodity contracts shall not be deemed to include (i) forward foreign currency exchange contracts (ii) futures contracts on foreign currencies, (iii) options on futures contracts or (iv) options on foreign currencies.

   5. Lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations.

   6. Issue senior securities except to the extent that it is permitted (a) to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money, and (b) to enter into transactions involving forward foreign currency exchange contracts, foreign currency futures contracts and options thereon, and options on foreign currencies as described in the Fund's Prospectus and this Statement of Additional Information.

   7. Invest more than 25% of its total assets in any one industry. For purposes of this policy, foreign governments and supranational agencies shall be deemed to be separate industries.

   8. Make short sales unless at the time of the sale the Fund owns, or by virtue of ownership of other securities, has the right to obtain, at least an equal amount of the securities sold short.

   9. Issue bonds, debentures, or senior equity securities.

   10. Issue any of its securities other than for cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution or in connection with a reorganization.

   11. Purchase securities on margin, except as may be permitted under the Investment Company Act of 1940 (the "1940 Act"), and except that, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with the entry into or use of futures contracts will not be deemed to be a purchase of securities on margin.

   12. Invest in companies for the purpose of exercising control or management.


   13. Invest in securities of other investment companies except to the extent permitted by the 1940 Act.


Other Policies

  The following investment restrictions do not constitute fundamental policies and may, therefore, be changed without shareholder approval.

   The Fund intends to comply with the Statement of Policy on investment companies approved by certain state securities commissioners. Additional investment restrictions currently imposed by the Statement of Policy are as follows: The Fund will not

   1. Purchase any securities (excluding government securities) if by reason thereof more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

   2. Purchase any securities if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including their predecessors) with less than three years of operating history.

   3. Invest more than 5% of its total assets in puts, calls, straddles, spreads, and/or any combination thereof; and

   4. Invest in interests in oil, gas, or other mineral exploration or development programs.

   5. Invest more than 15% of its net assets in illiquid securities, comprised of assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

   In addition, the Fund has given undertakings to certain state securities commissioners to the effect that (a) the Fund will not purchase warrants (except warrants acquired by the Fund in units or attached to securities which may be deemed to be without value) in amounts in excess of 5% of the Fund's net assets, and (b) the Fund may purchase put or call options or combinations thereof written by others, provided the aggregate premiums paid for all such options held do not exceed 2% of the Fund's net assets.

Writing Covered Call Options

  The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. Regulations of certain state securities commissions currently limit the aggregate value of the securities underlying the calls to not more than 25% of the net assets of the Fund. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

   Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

Forward Foreign Currency Exchange Contracts

  In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

Futures Contracts on Foreign Currencies and Options on Futures Contracts

  The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

   The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

Options on Foreign Currencies

  The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

   The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors". To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

   If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Segregated Accounts

  At the time of purchase of a futures contract, option on futures contract or forward foreign currency exchange contract, an amount of cash, U.S. Government securities or other appropriate high-grade debt obligations equal to the contract's market value minus initial margin deposit will be deposited in a segregated account with the Fund's custodian bank to fully collateralize the position.

Other Policies

  The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Special Considerations and Risk Factors

  Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

   These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.


   The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds"). Fixed income securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Fixed income securities rated below investment grade may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default and a decline in prices of the issuer's lower-rated securities. The market for fixed income securities rated below investment grade may be thinner and less active than for higher-rated securities. The secondary market in which fixed income securities rated below investment grade are traded is generally less liquid than the market for higher grade debt securities.



                           PERFORMANCE INFORMATION


   The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.


   Standardized quotations of average annual total return for Class A or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid.

   Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (European, Australian, and Far Eastern) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
(ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index

(measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.


   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Stock Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International World (net) Index, Consumer's Price Index, Shearson Lehman Corporate Index and Shearson Lehman T-Bond Index. The S&P 500 is a commonly quoted market value-weighted and unmanaged index showing the changes in the aggregate market value 500 common stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over the counter are included. The 500 companies represented include 400 industrial, 60 transportation and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange.


   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


   For the 1, 5 and 10 year periods ended June 30, 1996, the average annual total return of the Class A was 15.63%, 13.02% and 5.62%, respectively. For the one year ended June 30, 1996 and, since inception, 7/15/94 for class B Shares, the average annual total return was 15.50% and 10.16%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 1996 was 2,011%.


   The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at time in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor Federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expense, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.


   During the fiscal years ended June 30, 1994, 1995, and 1996, brokerage commissions paid by the Fund totalled $1,204,612, $1,792,000, and $1,279,610, respectively.



                           SERVICES OF THE ADVISER


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

   The Adviser is an indirect wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where the Company manages combined assets of approximately $12 billion through advisory accounts and mutual funds. The Adviser also serves as investment adviser to Phoenix Multi-Sector Short Term Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Income and Growth Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and Phoenix Strategic Equity Series Fund. The Adviser currently has approximately $1.7 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.

   The current Management Agreement was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

   The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.


   As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of .75% of the Fund's average daily net assets of up to $1 billion, .70% of the Fund's average daily net assets from $1 billion to $2 billion, and .65% of the Fund's average net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 1994, 1995, and 1996 amounted to $813,237, $972,771, and 1,037,386, respectively.


   The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.


   In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not "interested persons," interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Massachusetts business trust.

   The Adviser has agreed, under the terms of the Management Agreement, to reimburse the Fund to the extent that, in any fiscal year, aggregate annual expenses of the Fund, exclusive of taxes, interest, brokerage fees, payments made pursuant to a Rule 12b-1 distribution plan, and extraordinary charges such as litigation costs, exceed the most restrictive expense limitations imposed by any state in which the Fund's shares are qualified for sale. Currently, the most restrictive expense limitation currently applicable to the Fund, which provides that aggregate annual expenses of an investment company (which excludes interest, taxes, certain annual distribution plan expenses, litigation costs, and capital items such as brokerage costs) shall not normally exceed 2.5% of the first $30,000,000 of the Fund's average net assets, 2% of the next $70,000,000 of the Fund's average net assets, and 1.5% of the remaining average net assets of the investment company for any fiscal year. To the extent that the Fund's expenses exceed this limitation, the Adviser would be required to reduce or rebate its management fee. The Adviser would not be required to absorb any other Fund expenses in excess of its fees. See the "Fund Expenses" Table in the Fund's current Prospectus for further information.

                               NET ASSET VALUE

   The net asset value per share of each class of shares of the Fund will be determined at the close of the general trading session of the New York Stock Exchange (the "Exchange"), on each business day the Exchange is open for regular trading. The net asset value per share of each class of shares of the Fund is computed by dividing the value of the Fund's securities, plus any cash and other assets (including dividends and interest accrued but not collected) less all liabilities (including accrued expenses) attributable to such class, by the number of shares of the class outstanding. See the Fund's current Prospectus for more information.



                              HOW TO BUY SHARES


   Shares may be purchased from investment dealers having sales agreements with the Distributor at the public offering price (the net asset value next computed following receipt by State Street Bank and Trust Company of a purchase application in proper form, plus the applicable sales charge). The minimum initial investment is $500 ($25 if using the bank draft investing program designated "Investo-Matic") and the minimum subsequent investment amount is $25. In the case of employee payroll deduction plans, organized group plans and other benefit programs or arrangements offered by certain dealers, the minimum initial investment may be fixed from time to time at such lesser amounts as the Adviser in its sole discretion may determine, and may in all cases, be waived from time to time by the Adviser, in its sole discretion. See the Fund's current Prospectus for additional information.



                      ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").

Class A Shares

  An investor who elects the initial sales charge alternative acquires Class A Shares. Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A Shares. However, for the fiscal year 1997, the Distributor has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Fund's current Prospectus for additional information.


Class B Shares


  An investor who elects the deferred sales charge alternative acquires Class B Shares. Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus for additional information.

   Class B Shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses. See "Conversion Feature," below.


   The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A Shares.

   Class A Shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B Shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B Shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A Shares.


   Dividends paid by the Fund, if any, with respect to Class A and Class B Shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

   The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B Shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.

Conversion Feature

  Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Underwriter to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution-related expenses.

   For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Shares in the sub-account will also convert to Class A.



                             EXCHANGE PRIVILEGES


   Subject to limitations, shareholders may exchange Class A or Class B Shares held in book-entry form for shares of the same class of other Phoenix Funds (except Phoenix Multi-Sector Short Term Bond Fund Class A Shares held less than 6 months and Class A shares of Phoenix Money Market Series), provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale in the shareholder's state of residence; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Fund after the exchange is implemented; and (5) if a shareholder has elected not to utilize the Telephone Exchange Privilege (see below), a properly executed exchange request must be received by Equity Planning.


   Subject to the above requirements for an exchange, a shareholder or his/her registered representative may, by telephone or written notice, elect to have Class A or Class B Shares of the Fund exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel the privilege ("Systematic Exchange").

   Shareholders who maintain an account balance in the Fund of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), may direct that shares of the Fund be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. If the shareholder is participating in the Self Security program offered by Phoenix Home Life, it is not necessary to maintain the above account balances in order to use the Systematic Exchange Privilege.

   Such exchanges will be executed upon the close of business on the 10th of a month and if the 10th falls on a holiday or weekend, then at the close of business on the next succeeding business day. The minimum initial and subsequent amount that may be exchanged under the Systematic Exchange is $25. Systematic Exchange forms are available from Equity Planning.

   Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.

   The exchange of shares from one fund to another is treated as sale of the Exchanged Shares and a purchase of the Acquired Shares for Federal income tax purposes. The shareholder may, therefore, realize a taxable gain or loss. See "Dividends, Distributions and Taxes" of the Prospectus for information concerning the Federal income tax treatment of a disposition of shares. It is the policy of the Adviser to discourage and prevent frequent trading by shareholders among the Fund and other Phoenix Funds in response to market fluctuations. The Fund reserves the right to terminate or modify its exchange privileges at any time upon giving prominent notice to shareholders at least 60 days in advance.

   Each Phoenix Fund has different investment objectives and policies. Shareholders should, therefore, obtain and review the prospectus of the fund into which the exchange is to be made before any exchange requests are made.

                             REDEMPTION OF SHARES


   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. See the Fund's current Prospectus for further information.


   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.


   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

Telephone Redemptions

  Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Reinvestment Privilege

  Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

   The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to Federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans, (iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) derive in each taxable year less than 30% of its gross income from gains (without deduction for losses) from the sale or other disposition of securities held for less than three months, and meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

   Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

   Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.

   Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.

   Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.

   Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of
Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company. Because of the requirements that less than 30% of the Fund's gross income must be derived from gains from the sale or other disposition of securities held for less than three months, the Fund may be restricted in the following activities, all of which produce such gains: writing of options on securities which have been held less than three months, writing of options which expire in less than three months, and effecting closing purchase transactions with respect to options which have been written less than three months prior to such transactions.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for Federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

   Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

   If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. Federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The foregoing discussion of U.S. Federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

Important Notice Regarding Taxpayer IRS Certification

  Pursuant to IRS Regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns.

   Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.

                        TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that National and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                               THE DISTRIBUTOR

   Phoenix Equity Planning Corporation, ("Equity Planning"), acts as the Distributor of the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of National. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years 1994, 1995, and 1996, purchasers of shares of the Fund paid aggregate sales charges of $92,395, $149,157, and $132,820, respectively, of which the principal underwriter received net commissions of $12,138, $22,744, and $21,894, respectively, for its services, the balance being paid to dealers.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

   Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Underwriter) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.



                            PLANS OF DISTRIBUTION


   The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan", the "Class B Plan", and collectively the "Plans"). The Plans permit the Fund to reimburse the Underwriter for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. For the fiscal year 1997, the Underwriter has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%.

   Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to .30% of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 1.00% of the average daily net assets of the Fund's Class B Shares. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund;

provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A Shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

   In addition to the amount paid to dealers pursuant to the sales charge table in the Prospectus, the Distributor may from time to time pay, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

   For the fiscal year ended June 30, 1996 the Fund paid Rule 12b-1 Fees in the amount of $375,470 of which the Distributor received $134,244 and unaffiliated broker-dealers received $241,266. The Rule 12b-1 payments were used for (1) compensating dealers ($338,342), (2) Compensation to Sales and Shareholder Services Personnel ($25,803), (3) Marketing Material ($5,381), (4) Promotion Expenses ($5,945).

   On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures where made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund.


   The National Association of Securities Dealers (the "NASD"), recently approved certain amendments to the NASD's mutual fund maximum sales charge rule. The amendments would, under certain circumstances, regard distribution fees to be asset-based sales charges subject to NASD sales load limits. An amendment to the NASD's maximum sales charge rule may require the Trustees to amend the Plan.

                            TRUSTEES AND OFFICERS


   The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is One American Row, Hartford, Connecticut, 06115. On November 15, 1995, the Trustees voted to increase the number of Trustees to fourteen and to appoint Francis E. Jeffries, Everett C. Morris and Calvin J. Pedersen to fill the vacancies caused by the increase. The Trustees and executive officers are listed below:

                                Positions Held                     Principal Occupations
Name, Address and Age            With the Fund                    During the Past 5 Years
-----------------------------  --------------------------------------------------------------------------
C. Duane Blinn (69)             Trustee            Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                                Director/Trustee, Phoenix Funds (1980-present).
CityPlace                                          Trustee, Phoenix Duff & Phelps Institutional Mutual
Hartford, CT 06103                                 Funds (1996-present). Director/ Trustee, the National
                                                   Affiliated Investment Companies (until 1993).

Robert Chesek (62)              Trustee            Trustee/Director, Phoenix Funds (1981-present) and
49 Old Post Road                                   Chairman (1989-1994). Director/Trustee, the National
Wethersfield, CT 06109                             Affiliated Investment Companies (until 1993). Vice
                                                   President, Common Stock, Phoenix Home Life Mutual
                                                   Insurance Company (1980-1994). Trustee, Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present).

E. Virgil Conway (67)           Trustee            Trustee/Director, Consolidated Edison Company of New
9 Rittenhouse Road                                 York, Inc. (1970-present), Pace University
Bronxville, NY 10708                               (1978-present), Atlantic Mutual Insurance Company
                                                   (1974-present), HRE Properties (1989-present), Greater
                                                   New York Councils, Boy Scouts of America
                                                   (1985-present), Union Pacific Corp. (1978-present),
                                                   Blackrock Fund for Freddie Mac Mortgage Securities
                                                   (Advisory Director) (1990-present), Centennial
                                                   Insurance Company (1974-present), Josiah Macy, Jr.,
                                                   Foundation (1995-present), and The Harlem Youth
                                                   Development Foundation (1987-present), Chairman
                                                   (1987-present), Metropolitan Transportation Authority
                                                   (1992-1995). Chairman, Audit Committee of the City of
                                                   New York (1981-1996). Director/Trustee, the National
                                                   Affiliated Investment Companies (until 1993).
                                                   Director/Trustee, Phoenix Funds (1993-present).
                                                   Trustee, Phoenix Duff & Phelps Institutional Mutual
                                                   Funds (1996-present). Director, Duff & Phelps
                                                   Utilities Tax-Free Income Inc. and Duff & Phelps
                                                   Utility and Corporate Bond Trust Inc. (1995-present).
                                                   Director, Accuhealth (1994-present), Trism, Inc.
                                                   (1994-present), Realty Foundation of New York
                                                   (1972-present) and Chairman New York Housing
                                                   Partnership Development Corp. (1981-present). Advisory
                                                   Director, Fund Direction (1995-present).

Harry Dalzell-Payne (67)        Trustee            Director/Trustee, Phoenix Funds (1983-present).
330 East 39th Street                               Director, Duff & Phelps Utilities Tax-Free Income Inc.
Apartment 29G                                      (1995-present), Duff & Phelps Utility and Corporate
New York, NY 10016                                 Bond Trust Inc. (1995-present). Trustee, Phoenix Duff
                                                   & Phelps Institutional Mutual Funds (1996-present).
                                                   Director, Farragut Mortgage Co., Inc. (1991-1994).
                                                   Director/Trustee, the National Affiliated Investment
                                                   Companies (1983-1993). Formerly a Major General of the
                                                   British Army.

*Francis E. Jeffries (66)       Trustee            Director and Chairman of the Board, Phoenix Duff &
Phoenix Duff & Phelps                              Phelps Corporation (1995-present). Director/Trustee,
Corporation                                        Phoenix Funds (1995-present). Trustee, Phoenix Duff &
55 East Monroe Street                              Phelps Institutional Mutual Funds (1996-present).
Suite 3600                                         Director, Duff & Phelps Utilities Income Fund
Chicago, IL 60603                                  (1987-present), Duff & Phelps Utilities Tax-Free
                                                   Income Inc. (1991-present), Duff & Phelps Utility and
                                                   Corporate Bond Trust Inc. (1993-present) and The
                                                   Empire District Electric Company (1984-present).
                                                   Director (1989-1995), Chairman of the Board
                                                   (1993-1995), President (1989-1993), and Chief
                                                   Executive Officer (1989-1995), Duff & Phelps Corporation.

                                      14

Leroy Keith, Jr. (57)           Trustee            Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                                 Company (1995-present). Director/Trustee, Phoenix
Executive Officer                                  Funds (1980-present). Trustee, Phoenix Duff & Phelps
Carson Product Company                             Institutional Mutual Funds (1996-present). Director
64 Ross Road                                       Equifax Corp. (1991-present), and Keystone
Savannah, GA 30750                                 International Fund, Inc. (1989-present). Trustee,
                                                   Keystone Liquid Trust, Keystone Tax Exempt Trust,
                                                   Keystone Tax Free Fund, Master Reserves Tax Free
                                                   Trust, and Master Reserves Trust. Director/Trustee,
                                                   the National Affiliated Investment Companies (until
                                                   1993). Director, Blue Cross/Blue Shield (1989-1993)
                                                   and First Union Bank of Georgia (1989-1993).
                                                   President, Morehouse College (1987-1994). Chairman and
                                                   Chief Executive Officer, Keith Ventures (1992-1995).

*Philip R. McLoughlin (50)      Trustee and        Director, Vice Chairman and Chief Executive Officer,
One American Row                President          Phoenix Duff & Phelps Corporation (1995-present).
Hartford, CT 06102                                 Director (1994-present) and Executive Vice President,
                                                   Investments, (1987-present) Phoenix Home Life Mutual
                                                   Insurance Company. Director/Trustee and President,
                                                   Phoenix Funds (1989-present). Trustee, Phoenix Duff &
                                                   Phelps Institutional Mutual Funds (1996-present).
                                                   Director, (1983-present) and Chairman (1995-present)
                                                   Phoenix Investment Counsel, Inc. Director (1984-
                                                   present) and President (1990-present), Phoenix Equity
                                                   Planning Corporation. Director, Phoenix Realty Group,
                                                   Inc. (1994-present), Phoenix Realty Advisors, Inc.
                                                   (1987-present), Phoenix Realty Investors, Inc.
                                                   (1994-present), Phoenix Realty Securities, Inc.
                                                   (1994-present), Phoenix Funds, Inc. (1985-present),
                                                   PXRE Corporation (Delaware) (1985-present), Phoenix Re
                                                   Corporation (Delaware) (1985-present) and World Trust
                                                   Fund (1991-present). Director/Trustee, the National
                                                   Affiliated Investment Companies (until 1993).
                                                   Director, Chairman and Chief Executive Officer,
                                                   National Securities & Research Corporation
                                                   (1993-present) and Director and President, Phoenix
                                                   Securities Group, Inc. (1993-present). Director
                                                   (1992-present) and President (1992-1994), W.S.
                                                   Griffith & Co., Inc. (1992-present) and Director
                                                   (1992-present) and President (1992-1994), Townsend
                                                   Financial Advisers, Inc. (1992-present). Director and
                                                   Vice President, PM Holdings, Inc. (1985-present).

Everett L. Morris (68)          Trustee            Vice President, W.H. Reaves and Company
164 Laird Road                                     (1993-present). Director/Trustee, Phoenix Funds
Colts Neck, NJ 07722                               (1995-present). Trustee, Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present), and
                                                   Trustee, Duff & Phelps Mutual Funds (1994-present).
                                                   Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                   (1991-present). Duff & Phelps Utility and Corporate
                                                   Bond Trust Inc. (1993-present), and Public Service
                                                   Enterprise Group, Incorporated (1986-1993). President
                                                   and Chief Operating Officer, Enterprise Diversified
                                                   Holdings Incorporated (1989-1993). Senior Executive
                                                   Vice President and Chief Financial Officer. Public
                                                   Service Electric and Gas Company (1986-1992).
                                                   Director, First Fidelity Bank, N.A., N.J. (1984-1991).

                                      15

James M. Oates (50)           Trustee            Director, Phoenix Duff & Phelps Corporation
Managing Director                                (1995-present). Director/Trustee, Phoenix Funds
The Wydown Group                                 (1987-present) Trustee, Phoenix Duff & Phelps
50 Congress Street                               Institutional Mutual Funds (1996-present). Director,
Suite 1000                                       Govett Worldwide Opportunity Funds, Inc. (1991-present),
Boston, MA 02109                                 Blue Cross and Blue Shield of New Hampshire
                                                 (1994-present). Investors Financial Service Corporation
                                                 (1995-present), Investors Bank & Trust Corporation
                                                 (1995-present) and Plymouth Rubber Co. (1995-present).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993). Director and President
                                                 (1984-1994) and Chief Executive Officer (1986-1994),
                                                 Neworld Bank.

*Calvin J. Pedersen (54)        Trustee          Director and President, Phoenix Duff & Phelps
Phoenix Duff & Phelps                            Corporation (1995-present). Director/Trustee, Phoenix
Corporation                                      Funds (1995-present). Trustee, Phoenix Duff & Phelps
55 East Monroe Street                            Institutional Mutual Funds (1996-present). President
Suite 3600                                       and Chief Executive Officer, Duff & Phelps Utilities
Chicago, IL 60603                                Tax-Free Income Inc. (1995-present), Duff & Phelps
                                                 Utilities Income Fund (1995-present), and Duff &
                                                 Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                 present). Trustee, Chairman and Chief Executive
                                                 Officer, Phoenix Duff & Phelps Mutual Funds (since
                                                 inception). Director (1986-1995), President
                                                 (1993-1995) and Executive Vice President (1992-1993),
                                                 Duff & Phelps Corporation.

Philip R. Reynolds (69)       Trustee            Director/Trustee, Phoenix Funds (1984-present) and
43 Montclair Drive                               Trustee, Phoenix Duff & Phelps Institutional Mutual
West Hartford, CT 06107                          Funds (1996-present). Director, Vestaur Securities,
                                                 Inc. (1972-present). Trustee and Treasurer, J. Walton
                                                 Bissell Foundation, Inc. (1988-present).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).

Herbert Roth, Jr. (68)          Trustee          Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                  Trustee, Phoenix Duff & Phelps Institutional Mutual
P.O. Box 909                                     Funds (1996-present). Director, Boston Edison Company
Sherborn, MA 01770                               (1978-present), Phoenix Home Life Mutual Insurance
                                                 Company (1972-present), Landauer, Inc. (medical
                                                 services) (1970-present), Tech Ops./Sevcon, Inc.
                                                 (electronic controllers) (1987-present), Key Energy
                                                 Group (oil rig service) (1988-1993), and Mark IV
                                                 Industries (diversified manufacturer) (1985-present).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993).

Richard E. Segerson (50)        Trustee          Director/Trustee, Phoenix Funds, (1993-present).
102 Valley Road                                  Trustee, Phoenix Duff & Phelps Institutional Mutual
New Canaan, CT 06840                             Funds (1996-present). Managing Director, Mallin
                                                 Associates (1993-present). Vice President and General
                                                 Manager, Coats & Clark, Inc. (previously Tootal
                                                 American, Inc.) (1991-1993). Director/Trustee, the
                                                 National Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (65)     Trustee          Trustee/Director, the Phoenix Funds (1995-present).
Dresing Lierman Weicker                          Trustee, Phoenix Duff & Phelps Institutional Mutual
6931 Arlington Road                              Funds (1996-present). Chairman, Dresing, Lierman,
Suite 501                                        Weicker (1995-present). Director, UST Inc.
Bethesda, MD 20814                               (1995-present) and HPSC Inc. (1995-present). Governor
                                                 of the State of Connecticut (1991-1995). President
                                                 and Chief Executive Officer, Research!America
                                                 (1989-1990).

                                      16

Michael E. Haylon (38)          Executive Vice     Executive Vice President--Investments. Phoenix Duff &
                                President          Phelps Corporation (1995-present). Executive Vice
                                                   President. Phoenix Funds (1993-present). Director
                                                   (1994-present) and President (1995-present). Executive
                                                   Vice President (1994-1995). Vice President
                                                   (1991-1994), Phoenix Investment Counsel, Inc. Director
                                                   (1994-present), President (1996-present) Executive
                                                   Vice President (1994-1996), Vice President
                                                   (1993-1994). National Securities & Research
                                                   Corporation. Director, Phoenix Equity Planning
                                                   Corporation (1995-present). Vice President, Phoenix
                                                   Duff & Phelps Institutional Mutual Funds
                                                   (1996-present). Senior Vice President. Securities
                                                   Investments. Phoenix Home Life Mutual Insurance
                                                   Company (1993-1995). Various other positions with
                                                   Phoenix Home Life Mutual Insurance Company
                                                   (1990-1993).

David R. Pepin (52)             Executive          Executive Vice President, Phoenix Funds
                                Vice               (1996-present). Executive Vice President and General
                                President          Manager, Mutual Fund Marketing and Operations, Phoenix
                                                   Duff & Phelps Corporation (1995-present). Managing
                                                   Director, Phoenix-Aberdeen International Advisers, LLC
                                                   (1996-present). Director and Executive Vice President,
                                                   Phoenix Equity Planning Corp. (1996-present).
                                                   Director, Phoenix Investment Counsel, Inc. and
                                                   National Securities & Research Corporation (1996-
                                                   present). Various positions with Phoenix Home Life
                                                   Mutual Insurance Company (1994-1995). Vice President
                                                   and General Manager, Finance and Health, Digital
                                                   Equipment Corporation (1980-1994).

William J. Newman (57)          Senior Vice        Executive Vice President, Phoenix Investment Counsel,
                                President          Inc. (1995-present). Executive Vice President
                                                   (1996-present). Senior Vice President (1995-1996)
                                                   National Securities & Research Corporation. Senior
                                                   Vice President, Phoenix Equity Planning Corporation
                                                   (1995-1996), Phoenix Strategic Equity Series Fund
                                                   (1996-present). Senior Vice President, The Pheonix
                                                   Edge Series Fund (1995-present), Phoenix
                                                   Multi-Portfolio Fund (1995-present), Phoenix Income
                                                   and Growth Fund (1996-present), Phoenix Series Fund
                                                   (1996-present). Phoenix Total Return Fund, Inc.
                                                   (1996-present) and Phoenix Worldwide Opportunities
                                                   Fund (1996-present). Vice President, Common Stock and
                                                   Chief Investment Strategist. Phoenix Home Life Mutual
                                                   Insurance Company (April 1995-November 1995). Chief
                                                   Investment Strategist, Kidder, Peabody Co., Inc.
                                                   (1993-1994). Managing Director, Equities, Bankers
                                                   Trust Company (1991-1993).

Jeanne H. Dorey (35)            Vice President     Managing Director, Equities, Phoenix Investment
                                                   Counsel, Inc. (1993-present) and National Securities &
                                                   Research Corporation (1993-present). Portfolio
                                                   Manager, International, Phoenix Home Life Mutual
                                                   Insurance Company (until 1995). Vice President,
                                                   Phoenix Multi-Portfolio Fund (1993-present), and
                                                   Phoenix Worldwide Opportunities Fund (1993-present).
                                                   Investment Analyst and Portfolio Manager, Pioneer
                                                   Group, Inc. (1990-1992).

                                      17

David Lui (37)                  Vice President     Portfolio Manager, Equities, Phoenix Investment
                                                   Counsel, Inc. and National Securities & Research
                                                   Corporation (1996-present). Vice President, The
                                                   Phoenix Edge Series Fund and Phoenix Multi-Portfolio
                                                   Fund (1996-present). Associate Portfolio Manager,
                                                   International Portfolios, Phoenix Home Life Mutual
                                                   Insurance Company (1995-1996). Vice President, Asian
                                                   Equities, Alliance Capital Management (1993-1995).
                                                   Associate, Global Markets, Bankers Trust (1990-1993).

William R. Moyer (52)           Vice President     Senior Vice President and Chief Financial Officer,
100 Bright Meadow Blvd.                            Phoenix Duff & Phelps Corporation (1995-present).
P.O. Box 2200                                      Senior Vice President, Finance (1990-present), Chief
Enfield, CT 06083-2200                             Financial Officer (1996-present) and Treasurer
                                                   (1994-1996), Phoenix Equity Planning Corporation.
                                                   Senior Vice President (1990-present), Chief Financial
                                                   Officer (1996-present) and Treasurer (1994-present)
                                                   Phoenix Investment Counsel, Inc. Senior Vice
                                                   President, Finance (1993-present), Chief Financial
                                                   Officer (1996-present), and Treasurer (1994-1996),
                                                   National Securities & Research Corporation. Vice
                                                   President, Phoenix Funds (1990-present). Senior Vice
                                                   President, Finance, PHL Mutual Funds Holdings, Inc.
                                                   (1993-present). Senior Vice President and Chief
                                                   Financial Officer, W. S. Griffith & Co., Inc.
                                                   (1992-1995) and Townsend Financial Advisers, Inc.
                                                   (1993-1995). Vice President, the National Affiliated
                                                   Investment Companies (until 1993). Vice President,
                                                   Investment Products Finance, Phoenix Home Life Mutual
                                                   Insurance Company (1990-1995).

Leonard J. Saltiel (42)         Vice President     Managing Director (1996-present), Senior Vice
                                                   President (1994-1996), Phoenix Equity Planning
                                                   Corporation. Vice President, Phoenix Funds
                                                   (1994-present), National Securities & Research
                                                   Corporation (1994-1996), and Phoenix Duff & Phelps
                                                   Institutional Mutual Funds (1996-present). Vice
                                                   President, Investment Operations, Phoenix Home Life
                                                   Mutual Insurance Company (1994-1995). Various
                                                   positions with Home Life Insurance Company and Phoenix
                                                   Home Life Mutual Insurance Company (1987-1994).

Nancy G. Curtiss (43)           Treasurer          Vice President, Fund Accounting (1994-present) and
                                                   Treasurer (1996-present), Phoenix Equity Planning
                                                   Corporation. Treasurer, Phoenix Investment Counsel,
                                                   Inc. and National Securities & Research Corporation
                                                   (1996-present). Phoenix Duff & Phelps Institutional
                                                   Mutual Funds (1996-present). Treasurer, Phoenix Funds
                                                   (1994-present) and Second Vice President and
                                                   Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                                   Insurance Company (1994-1995). Various positions with
                                                   Phoenix Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (48)           Secretary          Vice President and General Manager, Phoenix Home Life
101 Munson Street                                  Mutual Insurance Co. (1993-present). Vice President,
Greenfield, MA 01301                               Transfer Agent Operations, Phoenix Equity Planning
                                                   Corporation (1993-present). Secretary, the Phoenix
                                                   Funds (1993-present). Clerk, Phoenix Total Return
                                                   Fund, Inc. (1994-present). Secretary, Phoenix Duff &
                                                   Phelps Institutional Mutual Funds (1996-present). Vice
                                                   President, Home Life of New York Insurance Company
                                                   (1984-1992).

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

   For services rendered to the Fund for the fiscal year ended June 30, 1996, the Directors receive aggregate renumeration of $20,063. For his services on the Boards of the Phoenix Funds and the mutual funds managed by the Adviser, each Director who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $36,000 and $2,000 per joint meeting of the Boards. Each Director who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Director who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers are compensated for their services by the Adviser and receive no compensation from the Fund.

   For the Fund's last fiscal year ending June 30, 1996, the Trustees received the following compensation:

                                                                                     Total
                                                                                 Compensation
                                             Pension or                          From Fund and
                            Aggregate   Retirement Benefits     Estimated        Fund Complex
                          Compensation    Accrued as Part    Annual Benefits      (15 Funds)
          Name              From Fund     of Fund Expenses   Upon Retirement   Paid to Directors
------------------------ --------------  ------------------- ----------------  ------------------
C. Duane Blinn               $1,885                                                 $53,000
Robert Chesek                $1,768                                                 $49,750
E. Virgil Conway             $2,123                                                 $81,000
Harry Dalzell-Payne          $1,778                                                 $50,000
Leroy Keith, Jr.             $1,698              None               None            $48,000
Philip R. McLoughlin         $    0            for any            for any           $     0
James M. Oates               $2,045            Trustee            Trustee           $57,000
Philip R. Reynolds           $1,778                                                 $50,000
Herbert Roth, Jr.            $2,230                                                 $62,000
Richard E. Segerson          $2,045                                                 $57,000
Lowell P. Weicker, Jr.       $1,945                                                 $54,500
Everett L. Morris            $  770                                                 $66,000
Francis E. Jeffries          $    0                                                 $     0
Calvin J. Pedersen           $    0                                                 $     0

   *This compensation (and the earnings thereon) was deferred pursuant to the Trustees' Deferred Compensation Plan.

   On June 30, 1996, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.


                              OTHER INFORMATION


Independent Public Accountant

   Price Waterhouse LLP serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the Fund's annual financial statements and express an opinion thereon.


Custodian and Transfer Agent


   Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian"). Equity Planning acts as Transfer Agent (the "Transfer Agent").


Report to Shareholders


   The fiscal year of the Fund ends on June 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.


Financial Statements


   The Financial Statements for the Fund's fiscal year ended June 30, 1996, appearing in the Fund's 1996 Annual Report to Shareholders, are incorporated herein by reference.

Phoenix Worldwide Opportunities Fund

                            SCHEDULE OF INVESTMENTS
                                June 30, 1996

                                           SHARES        VALUE
                                            ------   -------------
COMMON STOCKS--87.6%
Belgium--0.6%
 Barco Industries NV (Electronics)          6,000     $   961,413
                                                       -----------
Brazil--1.3%
  Telebras Sponsor ADR
  (Utility--Telephone) (b)                 28,600       1,991,275
                                                       -----------
Finland--0.6%
  UPM-Kymmene Corp. (Paper & Forest
  Products) (b)                            43,200         893,588
                                                       -----------
France--4.4%
 BIC SA (Entertainment, Leisure &
  Gaming) (b)                              12,000       1,703,963
 Christian Dior SA (Conglomerates)         10,000       1,301,476
 Rexel (Electrical Equipment)               5,150       1,422,552
 SGS-Thomson Microelectronics ADR
  (Electrical Equipment) (b)               38,700       1,388,363
 SGS-Thomson Microelectronics NV
  (Electrical Equipment) (b)                3,013         105,935
 Usinor Sacilor (Metals-Steel)             54,000         778,846
                                                       -----------
                                                        6,701,135
                                                       -----------
Germany--5.3%
 Adidas AG (Textile & Apparel)             25,500       2,142,730
 Degussa AG (Conglomerates)                 1,900         644,984
 Hoechst (Chemicals)                       46,000       1,559,424
 Mannesmann AG (Conglomerates)              3,800       1,313,186
 SGL Carbon AG (Chemicals) (b)             19,800       2,315,485
                                                       -----------
                                                        7,975,809
                                                       -----------
Hong Kong--4.8%
 Cheung Kong Holdings Ltd. (Real
  Estate)                                 251,000       1,807,797
 Dao Heng Bank Group Ltd. (Banks)         190,000         733,932
 First Pacific Co. (Conglomerates)        949,082       1,459,089
 Guoco Group Ltd. (Diversified
  Financial Services)                     242,000       1,153,646
 Henderson China Holdings Ltd.
  (Real Estate)                               768           1,716
 Henderson Land Development Co. Ltd.
  (Real Estate)                            96,000         719,333
 Hutchison Whampoa (Conglomerates)         36,000         226,497
 New World Development (Real Estate)      251,500       1,166,443
                                                       -----------
                                                        7,268,453
                                                       -----------
Indonesia--0.9%
 PT Semen Gresik (Building & Materials)   332,500         967,888
 Wicaksana Overseas (Wholesale &
  Distribution)                           158,000         434,472
                                                       -----------
                                                        1,402,360
                                                       -----------
Italy--2.5%
 Fila Holding SPA ADR (Textile &
  Apparel)                                  9,500     $   819,375
 Gucci Group NV-NY (Textile & Apparel)     21,000       1,354,500
 Mediolanum SPA (Insurance) (b)            50,000         497,407
 Telecom Italia Mobile DRNC
  (Utility--Telephone Cellular)           747,500       1,019,129
 Telecom Italia Mobile SPA
  (Utility--Telephone Cellular)            44,000          98,307
                                                       -----------
                                                        3,788,718
                                                       -----------
Japan--12.8%
 Bank of Tokyo--Mitsubishi (Banks)         42,000         972,635
 Circle K Japan Co. Ltd. (Retail--Food)    28,000       1,450,018
 DDI Corporation (Utility--Telephone
  Cellular)                                   200       1,743,231
 Jusco Co. (Retail--Food)                  49,000       1,603,827
 Keyence Corp. Ltd. (Electronics)           9,000       1,222,632
 Mitsubishi Estate Co. Ltd. (Real
  Estate)                                  67,000         922,399
 Mitsubishi Heavy Industries Ltd.
  (Machinery)                             125,000       1,086,100
 Nippon Television Network (Publishing,
  Broadcasting, Printing & Cable)           5,000       1,549,944
 NKK Corp. (Metals & Mining) (b)          493,000       1,492,286
 OSG Corp. (Machinery)                    125,000         958,458
 Sony Corp. (Conglomerates)                27,000       1,774,868
 TDK Corporation (Electronics)             24,000       1,431,054
 Toyoda Machine Works (Machinery )        149,000       1,603,006
 Toyota Motor Corp. (Autos & Trucks)       62,000       1,548,850
                                                       -----------
                                                       19,359,308
                                                       -----------
Mexico--1.5%
 Grupo Televisa SA GDR (Publishing,
  Broadcasting, Printing & Cable) (b)      54,700       1,682,025
 Panamerican Beverages, Inc.
  (Beverages)                              13,500         604,125
                                                       -----------
                                                        2,286,150
                                                       -----------
Netherlands--3.6%
 Ahrend Groep NV (Office & Business
  Equipment)                               28,347       1,270,458
 Heineken NV (Beverages)                    4,800       1,072,541
 IHC Caland NV (Oil Service &
  Equipment)                               37,000       1,820,845
 Oce-Van der Grinten NV-Venlo (Office &
  Business Equipment)                      12,000       1,271,076
                                                       -----------
                                                        5,434,920
                                                       -----------
Norway--1.2%
 Smedvig (Energy)                          80,000       1,853,363
                                                       -----------
Peru--0.8%
 CPT B Pen (Utility--Telephone)           617,014       1,253,539
                                                       -----------

                 See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                                            SHARES        VALUE
                                            ------   -------------
Portugal--1.1%
 Portugal Telecom SA
  (Utility--Telephone)                     65,400     $ 1,708,301
                                                       -----------
Singapore--0.9%
 Far East Levingston Shipbuilding Ltd.
  (Oil Service & Equipment)               242,000       1,337,395
                                                       -----------
South Korea--3.4%
 Daegu Bank (Banks)                        63,060         913,591
 Hana Bank (Banks)                         46,789         827,832
 Korea First Bank (Banks) (b)             147,500       1,218,296
 Korea Mobile Telecommunications
  (Utility--Telephone Cellular)             1,730       1,979,156
 Samsung Electronics Ltd. GDR 144A
  (Electronics) (c)                           167           8,517
 Samsung Electronics Voting GDR 144A
  (Electronics) (c)                           555          28,028
 Shinhan Bank (Banks)                       9,610         219,170
                                                       -----------
                                                        5,194,590
                                                       -----------
Spain--0.9%
 Telefonica De Espana Ord.
  (Utility--Telephone)                     76,000       1,398,945
                                                       -----------
Sweden--2.7%
 Astra AB Series A (Health Care--Drugs)    29,000       1,280,556
 Frontec AB (Computer Software &
  Services) (b)                            88,000       1,080,869
 Svedala Industri AB (Machinery)           88,000       1,664,406
                                                       -----------
                                                        4,025,831
                                                       -----------
Switzerland--2.6%
 Sandoz AG (Health Care--Drugs)             2,200       2,515,340
 Swiss Reinsurance-Reg. (Insurance) (b)     1,320       1,355,225
                                                       -----------
                                                        3,870,565
                                                       -----------
Taiwan--2.1%
 China Bills Finance Corp. (Commercial
  Finance)                                135,000         148,152
 Evergreen Marine (Transportation)        128,800         259,761
 Fuh Hwa Securities Finance
  (Broker--Dealers)                       163,000         325,774
 Taiwan Semiconductor (Electronics) (b)   276,800         578,362
 Ton Yi Industrial Corp. (Building &
  Materials) (b)                          625,000         997,035
 Yang Ming Marine Transport
  (Transportation)                        633,000         933,890
                                                       -----------
                                                        3,242,974
                                                       -----------
Thailand--0.7%
 Krung Thai Bank Public Co. Ltd.
  (Banks)                                 121,000         566,908
 Land & House Co. Ltd. (Real Estate
  Development)                             38,500         485,055
                                                       -----------
                                                        1,051,963
                                                       -----------
United Kingdom--9.6%
 British Aerospace Ord. (Aerospace &
  Defense)                                109,700     $ 1,665,531
 British Airways PLC (Airlines)            61,000         525,159
 Carlton Communications PLC
  (Publishing, Broadcasting, Printing &
  Cable)                                  196,000       1,577,747
 Compass Group PLC (Lodging &
  Restaurants)                            147,000       1,345,501
 Granada Group PLC (Entertainment,
  Leisure & Gaming)                        87,000       1,165,408
 Hays PLC (Professional Services)         160,000       1,126,340
 Next PLC (Retail)                        148,000       1,294,856
 Orange PLC (Utility--Telephone
  Cellular) (b)                           330,000       1,156,410
 Standard Chartered PLC (Diversified
  Financial Services)                     176,000       1,753,162
 Vodafone Group PLC (Utility--Telephone
  Cellular)                               215,000         800,194
 WPP Group (Advertising)                  658,000       2,198,446
                                                       -----------
                                                       14,608,754
                                                       -----------
United States--23.3%
 ACC Corporation (Utility--
  Telephone) (b)                           53,000       2,577,125
 Bio-Rad Laboratories, Inc. (Medical
  Products & Supplies) (b)                 55,500       1,991,063
 Capstone Pharmacy Services (Health
  Care--Drugs) (b)                        110,000       1,416,250
 Check Point Software Technologies,
  Ltd. (Computer Software & Services)
  (b)                                      20,000         480,000
 Chesapeake Energy Corp. (Energy) (b)      14,000       1,258,250
 Cliffs Drilling Company (Oil Service &
  Equipment) (b)                           65,000       2,210,000
 Digital Microwave Corp.
  (Telecommunications Equipment) (b)       55,000         914,375
 Donna Karan International, Inc.
  (Textile & Apparel) (b)                  15,000         420,000
 Ensco International, Inc. (Oil Service
  & Equipment) (b)                         80,000       2,600,000
 Falcon Drilling Company, Inc. (Oil
  Service & Equipment) (b)                 31,000         840,875
 Gemstar International Group Limited
  (Electronics)                            55,900       1,677,000
 Home Shopping Network (Retail) (b)       100,000       1,200,000
 IntelCom Group, Inc.
  (Utility--Telephone) (b)                 50,000       1,250,000
 Latin American Discovery Fund, Inc.
  (Multi-Industry)                        110,000       1,388,750
 Microsoft Corp. (Computer Software &
  Services) (b)                            15,000       1,801,875
 Newbridge Networks Corp.
  (Telecommunications Equipment) (b)       17,500       1,146,250
 Orion Network Systems, Inc.
  (Telecommunications Equipment) (b)      100,000       1,075,000
 Panamsat Corp. (Telecommunications)
  (b)                                      80,000       2,320,000

                 See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                                            SHARES        VALUE
                                            ------   -------------
United States--(continued)
 P-Com, Inc. (Telecommunications
  Equipment) (b)                           30,000    $    945,000
 Pride Petroleum Services, Inc.
  (Oil Service & Equipment) (b)           125,000       1,781,250
 Reading & Bates Corp. (Oil Service &
  Equipment) (b)                           34,000         752,250
 RMI Titanium Co. (Metals & Mining) (b)   100,000       2,350,000
 Sawtek, Inc. (Electronics) (b)            35,000       1,207,500
 Teleport Communications Group, Inc.
  (Utility--Telephone) (b)                 35,000         669,375
 Transition Systems, Inc. (Computer
  Software & Services) (b)                 40,000       1,140,000
                                                       -----------
                                                       35,412,188
                                                       -----------
TOTAL COMMON STOCKS
 (Identified cost $116,548,900)                       133,021,537
                                                       -----------

PREFERRED STOCKS--0.5%
Germany
 Wella AG Preferred (Cosmetics & Soaps)     1,250         730,898
                                                       -----------

TOTAL PREFERRED STOCKS
 (Identified cost $736,210)                               730,898
                                                       -----------

RIGHTS--0.0%
South Korea
 Hana Bank-Rights (Banks)                  46,789          43,433
                                                       -----------

TOTAL RIGHTS
 (Identified cost $0)                                      43,433
                                                       -----------

TOTAL LONG-TERM INVESTMENTS--88.1%
 (Identified cost $117,285,110)                       133,795,868
                                                       -----------

                            STANDARD
                            & POOR'S        PAR
                             RATING        VALUE
                          (Unaudited)      (000)       VALUE
                         --------------    -----   -------------
SHORT-TERM OBLIGATIONS--9.9%
Commercial Paper--7.1%
 GTE North 5.35%,
  7-2-96                     A-1+         $2,970    $  2,969,559
 Bellsouth
  Telecommunications,
  Inc. 5.34%, 7-10-96        A-1+          4,200       4,194,393
 Corporate
  Receivables (CRC)
  5.34%, 7-12-96             A-1           2,000       1,996,737
 Abbott Laboratories
  5.33%, 7-25-96 (d)         A-1+          1,670       1,664,066
                                                         --------
                                                      10,824,755
                                                         --------
Federal Agency Securities--2.8%
 Federal National
  Mortgage Assoc.
  5.25%, 7-3-96                            4,155       4,153,788
                                                         --------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $14,978,543)                        14,978,543
                                                      -----------
TOTAL INVESTMENTS--98.0%
 (Identified cost $132,263,653)                      148,774,411(a)
 Cash and receivables, less
  liabilities--2.0%                                    2,986,621
                                                      -----------
NET ASSETS--100.0%                                  $151,761,032
                                                      ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,549,284 and gross depreciation of $3,060,921 for federal income tax purposes. At June 30, 1996, the aggregate cost of securities for federal income tax purposes was $132,286,048.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1996 these securities amounted to a value of $36,545 or 0.02% of net assets.
(d) Segregated as collateral for forward currency contracts.

                      See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                           INDUSTRY DIVERSIFICATION
                As a percentage of Total Long-Term Investments
                                 (Unaudited)

             Advertising                                      1.6%
             Aerospace & Defense                              1.2
             Airlines                                         0.4
             Autos & Trucks                                   1.2
             Banks                                            4.1
             Beverages                                        1.3
             Broker--Dealers                                  0.2
             Building & Materials                             1.5
             Chemicals                                        2.9
             Commercial Finance                               0.1
             Computer Software & Services                     3.4
             Conglomerates                                    5.0
             Cosmetics & Soaps                                0.6
             Diversified Financial Services                   2.2
             Electrical Equipment                             2.2
             Electronics                                      5.3
             Energy                                           2.3
             Entertainment, Leisure & Gaming                  2.1
             Health Care--Drugs                               3.9
             Insurance                                        1.4
             Lodging & Restaurants                            1.0
             Machinery                                        4.0
             Medical Products & Supplies                      1.5
             Metals & Mining                                  2.9
             Metals--Steel                                    0.6
             Multi-Industry                                   1.0
             Office & Business Equipment                      1.9
             Oil Service & Equipment                          8.5
             Paper & Forest Products                          0.7
             Professional Services                            0.8
             Publishing, Broadcasting, Printing & Cable       3.6
             Real Estate                                      3.8
             Retail                                           1.9
             Retail--Food                                     2.3
             Telecommunications                               1.7
             Telecommunications Equipment                     3.0
             Textile & Apparel                                3.5
             Transportation                                   0.9
             Utility--Telephone                               8.1
             Utility--Telephone Cellular                      5.1
             Wholesale & Distribution                         0.3
                                                              ----
                                                            100.0%
                                                              ====

                        See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                     STATEMENT OF ASSETS AND LIABILITIES
                                JUNE 30, 1996

Assets
Investment securities at value
  (Identified cost $132,263,653)                          $148,774,411
Foreign currency at value
  (Identified cost $1,952,073)                               1,942,154
Cash                                                             1,058
Receivables
 Investment securities sold                                  1,109,454
 Fund shares sold                                            2,175,757
 Dividends and interest                                        187,363
 Tax reclaim                                                    74,978
Net unrealized appreciation on
  forward currency contracts                                   510,817
                                                            -----------
  Total assets                                             154,775,992
                                                            -----------
Liabilities
Payables
 Investment securities purchased                             2,372,434
 Fund shares repurchased                                       171,653
 Closed foreign currency contracts                              84,170
 Transfer agent fee                                            114,337
 Investment advisory fee                                        91,937
 Distribution fee                                               33,968
 Trustees' fee                                                   6,009
 Financial agent fee                                             3,677
Accrued expenses                                               136,775
                                                            -----------
  Total liabilities                                          3,014,960
                                                            -----------
Net Assets                                                $151,761,032
                                                            ===========
Net Assets Consist of:
Capital paid in on shares of beneficial interest          $125,105,128
Undistributed net investment income                             85,217
Accumulated net realized gains                               9,570,265
Net unrealized appreciation                                 17,000,422
                                                            -----------
Net Assets                                                $151,761,032
                                                            ===========
Class A
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $146,052,477)                                             14,189,700
Net asset value per share                                       $10.29
Offering price per share
  $10.29/(1-4.75%)                                              $10.80

Class B
Shares of beneficial interest outstanding, $1 par
  value, unlimited authorization (Net Assets
  $5,708,555)                                                  563,077
Net asset value and offering price per share                    $10.14


                           STATEMENT OF OPERATIONS
                           YEAR ENDED JUNE 30, 1996

Investment Income
Dividends (net of $129,651 foreign withholding tax)     $ 1,334,934
Interest                                                    610,333
                                                          ---------
  Total investment income                                 1,945,267
                                                          ---------
Expenses
Investment advisory fee                                   1,037,386
Distribution fee--Class A                                   335,903
Distribution fee--Class B                                    39,567
Financial agent fee                                          41,495
Transfer agent                                              438,735
Custodian                                                   201,521
Registration                                                 44,955
Professional                                                 31,532
Printing                                                     29,742
Trustees                                                     21,285
Miscellaneous                                                14,531
                                                          ---------
  Total expenses                                          2,236,652
                                                          ---------
Net investment loss                                        (291,385)
                                                          ---------

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                          21,371,140
Net realized gain on foreign currency transactions        1,164,870
Net change in unrealized appreciation (depreciation)
  on investments                                          3,713,171
Net change in unrealized appreciation (depreciation)
  on foreign currency and foreign currency
  transactions                                              956,591
                                                          ---------
Net gain on investments                                  27,205,772
                                                          ---------
Net increase in net assets resulting from operations    $26,914,387
                                                          =========

                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                     Year                Year
                                                                     Ended              Ended
                                                                 June 30, 1996      June 30, 1995
                                                                ---------------    ----------------
From Operations
 Net investment income (loss)                                    $   (291,385)       $    193,728
 Net realized gain (loss)                                          22,536,010            (536,147)
 Net change in unrealized appreciation (depreciation)               4,669,762           7,441,668
                                                                  -------------     ---------------
 Increase in net assets resulting from operations                  26,914,387           7,099,249
                                                                  -------------     ---------------
From Distributions to Shareholders
 Net realized gains--Class A                                       (7,904,822)        (18,002,670)
 Net realized gains--Class B                                         (220,021)           (246,667)
 Distributions in excess of net realized gains--Class A                    --          (4,263,176)
 Distributions in excess of net realized gains--Class B                    --             (58,340)
                                                                  -------------     ---------------
 Decrease in net assets from distributions to shareholders         (8,124,843)        (22,570,853)
                                                                  -------------     ---------------
From Share Transactions
Class A
 Proceeds from sales of shares (9,725,785 and 5,285,785
  shares, respectively)                                            94,334,086          52,416,520
 Net asset value of shares issued from reinvestment of
  distributions (764,481 and 2,202,325 shares, respectively)        6,849,750          18,851,905
 Cost of shares repurchased (10,285,880 and 5,169,653
  shares, respectively)                                           (99,875,851)        (48,268,641)
                                                                  -------------     ---------------
 Total                                                              1,307,985          22,999,784
                                                                  -------------     ---------------
Class B
 Proceeds from sales of shares (318,603 and 348,307 shares,
  respectively)                                                     3,048,479           3,376,929
 Net asset value of shares issued from reinvestment of
  distributions (20,140 and 25,057 shares, respectively)              178,437             213,734
 Cost of shares repurchased (92,969 and 56,061 shares,
  respectively)                                                      (893,724)           (495,588)
                                                                  -------------     ---------------
 Total                                                              2,333,192           3,095,075
                                                                  -------------     ---------------
 Increase in net assets from share transactions                     3,641,177          26,094,859
                                                                  -------------     ---------------
 Net increase in net assets                                        22,430,721          10,623,255
Net Assets
 Beginning of period                                              129,330,311         118,707,056
                                                                  -------------     ---------------
 End of period (including undistributed net investment
  income and distributions in excess of net investment
  income of $85,217 and ($870,783), respectively)                $151,761,032        $129,330,311
                                                                  =============     ===============

                       See Notes to Financial Statements

Phoenix Worldwide Opportunities Fund

                             FINANCIAL HIGHLIGHTS
(Selected data for a share outstanding throughout the indicated period)

                                                                    Class A
                                        ---------------------------------------------------------------
                                                              Year Ended June 30,
                                          1996         1995         1994         1993          1992
------------------------------------     ---------    ---------    ---------    ---------   -----------
Net asset value, beginning of period       $9.04       $10.17        $8.00        $7.18         $6.82
Income from investment operations:
 Net investment income (loss)              (0.02)((1))     0.01((1))     0.01      0.03          0.01((5))
 Net realized and unrealized gain           1.87         0.56         2.19         0.79          0.36
                                          -------      -------      -------      -------      ---------
  Total from investment operations          1.85         0.57         2.20         0.82          0.37
                                          -------      -------      -------      -------      ---------
Less distributions:
 Dividends from net investment
  income                                      --           --        (0.03)          --         (0.01)
 Dividends from net realized gains         (0.60)       (1.37)          --           --            --
 In excess of net realized gains              --        (0.33)          --           --            --
                                          -------      -------      -------      -------      ---------
  Total distributions                      (0.60)       (1.70)       (0.03)          --         (0.01)
                                          -------      -------      -------      -------      ---------
Change in net asset value                   1.25        (1.13)        2.17         0.82          0.36
                                          -------      -------      -------      -------      ---------
Net asset value, end of period            $10.29        $9.04       $10.17        $8.00         $7.18
                                          =======      =======      =======      =======      =========
Total return (2)                           21.39%        6.53%       27.46%       11.42%         5.43%
Ratios/supplemental data:
Net assets, end of period
  (thousands)                           $146,052     $126,481     $118,707      $88,870       $63,354
Ratio to average net assets of:
 Operating expenses                         1.60%        1.80%        1.50%        1.88%         2.15%((5))
 Net investment income (loss)              (0.19)%       0.16%        0.09%        0.61%         0.16%
Portfolio turnover                           245%         277%         259%          95%           51%

                                                  Class B
                                         ---------------------------
                                                           From
                                           Year          Inception
                                           Ended        7/15/94 to
                                          6/30/96         6/30/95
                                        -----------    -------------
Net asset value, beginning of period       $8.98          $10.40
Income from investment operations:
 Net investment income (loss)              (0.08)((1))     (0.02)((1))
 Net realized and unrealized gain           1.84            0.30
                                          ---------     -----------
  Total from investment operations          1.76            0.28
                                          ---------     -----------
Less distributions:
 Dividends from net investment
  income                                      --              --
 Dividends from net realized gains         (0.60)          (1.37)
 In excess of net realized gains              --           (0.33)
                                          ---------     -----------
  Total distributions                      (0.60)          (1.70)
                                          ---------     -----------
Change in net asset value                   1.16           (1.42)
                                          ---------     -----------
Net asset value, end of period            $10.14           $8.98
                                          =========     ===========
Total return (2)                           20.50%           3.54%((3))
Ratios/supplemental data:
Net assets, end of period
  (thousands)                             $5,709          $2,849
Ratio to average net assets of:
 Operating expenses                         2.34%           2.61%((4))
 Net investment income (loss)              (0.86)%         (0.33)%((4))
Portfolio turnover                           245%            277%

(1) Computed using average shares outstanding.
(2) Maximum sales load is not reflected in the total return calculation.
(3) Not annualized
(4) Annualized
(5) Net investment income would have been the same $0.01 and the ratio of operating expenses to average net assets would have been 2.18% for the year ended June 30, 1992, had the subadviser not reimbursed a portion of its management fees.

                      See Notes to Financial Statements

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1996

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Worldwide Opportunities Fund ("the Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities listed or traded on a national securities exchange or foreign exchange are valued at the last sale price, or if there had been no sale of the security on that day and if no active market exists, at the bid price. Short-term investments having a remaining maturity of less than 61 days are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction, is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued and paid, is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-

PHOENIX WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
June 30, 1996 (Continued)

to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect, majority owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund for the first $1 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $13,954 for Class A shares and deferred sales charges of $7,940 for Class B shares for the year ended June 30, 1996. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1996, approximately $134,244 was retained by the Distributor and $241,226 was paid to unaffiliated participants.

   As Financial Agent of the Fund, PEPCO receives a fee at an annual rate of 0.03% of the average daily net assets of the Fund for bookkeeping, administration and pricing services. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1996, transfer agent fees were $438,735 of which PEPCO retained $141,495 which is net of the fees paid to State Street.

   At June 30, 1996, PHL and affiliates held 158 Class A shares and 1 Class B share of the Fund with a combined value of $1,635.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1996, aggregated $307,768,111 and $321,101,621, respectively. There were no purchases or sales of long-term U.S. Government securities.

4. FORWARD CURRENCY CONTRACTS

  As of June 30, 1996, the Fund had entered into the following forward currency contracts which contractually obligate the Fund to deliver currencies at specified dates:

                                                                            Net
      Contracts                 In                                       Unrealized
         to                  Exchange        Settlement                 Appreciation
       Deliver                  For             Date        Value     (Depreciation)
 --------------------    ------------------    --------    ---------   -------------
DM          9,000,000   USD       6,016,043    8/1/96     $5,922,197      $ 93,846
FF         14,600,000   USD       2,829,457    8/1/96      2,841,065       (11,608)
FL         10,000,000   USD       5,871,991    8/1/96      5,870,479         1,512
SF          4,700,000   USD       3,821,138    8/2/96      3,762,741        58,397
YEN       670,000,000   USD       6,268,126    8/1/96      6,127,016       141,110
YEN     1,018,000,000   USD       9,582,980    9/3/96      9,355,420       227,560
                                                                       -------------
                                                                          $510,817
                                                                       =============

DM   = German Deutsche Mark         SF   = Swiss Franc
FF   = French Franc                 YEN  = Japanese Yen
FL   = Dutch Florin                 USD  = U.S. Dollar

   As of June 30, 1996, the Fund had $1,664,066 in short-term securities segregated as collateral to cover the open forward currency contracts.

5. CAPITAL LOSS CARRYOVERS

  Under current tax law, capital losses realized after October 31, 1995 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended June 30, 1996, the Fund did not defer any losses; however, the Fund was able to utilize losses deferred in the prior year against current year capital gains in the amount of $4,850,059.

6. RECLASS OF CAPITAL ACCOUNTS

  The Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. For the year ended June 30, 1996, the Fund has increased undistributed net investment income by $1,247,385 and decreased accumulated net realized gains by $1,247,385.

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended June 30, 1996, the Fund distributed long-term capital gains dividends of $3,552,516.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[Price Waterhouse LLP logo]

To the Trustees and Shareholders of
Phoenix Worldwide Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Worldwide Opportunities Fund (the "Fund") at June 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Boston, Massachusetts
August 8, 1996

                     PHOENIX WORLDWIDE OPPORTUNITIES FUND
                          PART C--OTHER INFORMATION

Item 24. Financial Statements and Exhibits


(a) Financial Statements:
Included in Part A: Financial Highlights
Included in Part B: Financial Statements and Notes thereto, and Report of Independent Accountants are included in the Annual Report to Shareholders for the year ended June 30, 1996, incorporated by reference


(b) Exhibits:
1.1 Declaration of Trust of the Registrant, previously filed, and herein incorporated by reference.


1.2 Amendment to Declaration of Trust designating Classes of Shares, filed via Edgar with Post-Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.


2.1 By-laws of the Registrant, previously filed, and herein incorporated by reference.

3.  Not Applicable.

4. Reference is made to Article V of Registrant's Declaration of Trust, as amended, and filed with the Registration Statement referred to in Exhibit 1.1.


5.1 Management Agreement between Registrant and National Securities & Research Corporation dated May 14, 1993, previously filed with Post-Effective Amendment No. 58 on August 30, 1993, and herein incorporated by reference.

5.2 Amendment to Management Agreement between Registrant and National Securities & Research Corporation, dated January 1, 1994, filed via Edgar with Post-Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.

6.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation ("Equity Planning") dated May 14, 1993, previously filed with Post-Effective Amendment No. 58 on August 30, 1993, and herein incorporated by reference.
6.2 Form of Underwriting Agreement for Class B Shares between Registrant and Equity Planning, previously filed with Post-Effective Amendment No. 59 on May 4, 1994, and incorporated herein by reference.


7.  None.


8. Custody Agreement between Registrant and Brown Brothers Harriman & Co. dated August 11, 1994, previously filed with Post-Effective Amendment No. 60 on October 26, 1994 and incorporated herein by reference.

9.1 Transfer Agency and Service Agreement between Registrant and Phoenix Equity Planning Corporation dated June 1, 1994, previously filed with Post-Effective Amendment No. 60 on October 26, 1994 and incorporated herein by reference.

9.2 Form of Sales Agreement, previously filed with Post-Effective Amendment No. 59 on May 4, 1994 and incorporated herein by reference.

10. Opinion as to legality of the shares previously filed via Edgar with Post Effective Amendment No. 61 on October 30, 1995 and incorporated herein by reference.

11. Consent of Independent Accountant filed herewith.


12. Not applicable.

13. None

14. None.


15.1 Distribution Plan dated May 14, 1993, previously filed with Post-Effective Amendment No. 58 on August 30, 1993, and herein incorporated by reference.

15.2 Form of Distribution Plan for Class B Shares, previously filed with Post-Effective Amendment No. 59 on May 4, 1994, and incorporated herein by reference.

16. Schedule for computation of total return, previously filed with Post-Effective Amendment No. 60 on October 26, 1994, and incorporated herein by reference.


17. Financial Data Schedule filed herewith and reflected on EDGAR as Exhibit
    27.


18.1 Rule 18f-3 Dual Distribution Plan effective November 15, 1995 filed via Edgar herewith.

18.2 Amended and Restated Rule 18f-3 Dual Distribution Plan effective July 1, 1996 filed via Edgar herewith.

19. Powers of attorney filed herewith.

Item 25. Persons Controlled by or Under Common Control With Registrant No person is controlled by, or under common control, with the Registrant.


Item 26. Number of Holders of Securities
         As of September 30, 1996, the number of record holders of each class of securities of the Registrant was as follows:

Title of Class
Shares of Beneficial Interest--Class A
Shares of Beneficial Interest--Class B    Number of Record-holders
                                                14,740
                                                   880


Item 27. Indemnification
         Registrant's indemnification provision is set forth in Post-Effective Amendment No. 58 filed with the Securities and Exchange Commission on June 30, 1993, and is incorporated herein by reference.


Item 28. Business and Other Connections of Investment Adviser See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Trustees and Officers" of the Statement of Additional Information which is included in this Post-Effective Amendment.
         The directors and officers of National Securities & Research Corporation (the "Adviser") and their business and other connections are as follows:

Name and Position with
National Securities &
Research Corporation                        Other Business, Profession, Vocation or Employment
------------------------------------ ----------------------------------------------------------------
Michael E. Haylon                      Executive Vice President--Investments, Phoenix Duff & Phelps
Director and President                 Corporation. Executive Vice President, Phoenix Funds. Director
                                       and President, Phoenix Investment Counsel, Inc. Director,
                                       Phoenix Equity Planning Corporation. Vice President, Phoenix
                                       Duff & Phelps Institutional Mutual Funds. Senior Vice
                                       President, Securities Investments, Phoenix Home Life Mutual
                                       Insurance Company.

Philip R. McLoughlin                   Director, Vice Chairman and Chief Executive Officer, Phoenix
Director and Chairman                  Duff & Phelps Corporation. Director and Executive Vice
                                       President, Investments, Phoenix Home Life Mutual Insurance
                                       Company. Director and President, Phoenix Equity Planning
                                       Corporation. Director and Chairman, Phoenix Investment Counsel,
                                       Inc., Trustee and President, Phoenix Duff & Phelps
                                       Institutional Mutual Funds. Director, Phoenix Realty Group,
                                       Inc., Phoenix Realty Advisors, Inc., Phoenix Realty Investors,
                                       Inc., Phoenix Realty Securities, Inc., Phoenix Founders, Inc.,
                                       and World Trust Fund; Director and Vice President, PM Holdings,
                                       Inc. Director/Trustee/President of the Phoenix Funds; Director,
                                       W.S. Griffith & Co., Inc.

David R. Pepin                         Executive Vice President and General Manager, Mutual Fund
Director                               Marketing and Operations, Phoenix Duff & Phelps Corporation.
                                       Managing Director, Phoenix-Aberdeen International Advisors,
                                       LLC. Director, Phoenix Investment Counsel, Inc. Director and
                                       Executive Vice President, Phoenix Equity Planning Corporation.
                                       Various positions with Phoenix Home Life Mutual Insurance
                                       Company.

                                       C-2

William J. Newman                      Executive Vice President, Phoenix Investment Counsel, Inc.
Executive Vice President               Senior Vice President, Phoenix Strategic Equity Series Fund,
                                       The Phoenix Edge Series Fund, Phoenix Multi-Portfolio Fund,
                                       Phoenix Income and Growth Fund, Phoenix Series Fund, Phoenix
                                       Total Return Fund, Inc., Phoenix Worldwide Opportunities Fund
                                       and Phoenix Duff & Phelps Institutional Mutual Funds. Vice
                                       President, Common Stock and Chief Investment Strategist,
                                       Phoenix Home Life Mutual Insurance Company.

William R. Moyer                       Senior Vice President and Chief Financial Officer, Phoenix
Senior Vice President,                 Duff & Phelps Corporation. Senior Vice President and Chief
Chief Financial Officer and            Financial Officer, Phoenix Equity Planning Corporation. Senior
Treasurer                              Vice President, Chief Financial Officer and Treasurer, Phoenix
                                       Investment Counsel, Inc. Vice President, the Phoenix Funds and
                                       Phoenix Duff & Phelps Institutional Mutual Funds. Senior Vice
                                       President, Chief Financial Officer, and Treasurer, W.S.
                                       Griffith & Co., Inc. Vice President, Investment Products
                                       Finance, Phoenix Home Life Mutual Life Insurance Company.

Rosemary Strekel                       Senior Vice President and Managing Private Director,
Senior Vice President and              Placements, Phoenix Investment Counsel, Inc.
Managing Director,
Private Placements

Eugene A. Charon                       Vice President and Controller, Phoenix Equity Planning
Vice President and Controller          Corporation and Phoenix Investment Counsel, Inc.

Thomas N. Steenburg                    Vice President, Counsel and Secretary, Phoenix Duff & Phelps
Vice President, Counsel and            Corporation, Phoenix Investment Counsel, Inc. and Phoenix
Secretary                              Equity Planning Corporation. Assistant Secretary, The Phoenix
                                       Funds and Phoenix Duff & Phelps Institutional Mutual Funds.

David L. Albrecht                      Managing Director, Fixed Income, Phoenix Investment Counsel,
Managing Director, Fixed Income        Inc. Vice President, Phoenix Multi-Portfolio Fund, Phoenix
                                       Multi-Sector Short Term Bond Fund, Phoenix Multi-Sector Fixed
                                       Income Fund.

Michael K. Arends                      Vice President, Phoenix Series Fund and Phoenix Strategic
Managing Director                      Equity Series Fund. Managing Director, Phoenix Investment
                                       Counsel, Inc. Portfolio Manager, Phoenix Home Life Mutual
                                       Insurance Company.

Curtiss O. Barrows                     Vice President, Phoenix Series Fund, Phoenix Multi- Portfolio
Managing Director                      Fund, The Phoenix Edge Series Fund. Managing Director, Phoenix
                                       Investment Counsel, Inc. Portfolio Manager, Public Bonds,
                                       Phoenix Home Life Mutual Insurance Company.

Sandra L. Becker                       Managing Director, Private Placements, Phoenix Investment
Managing Director,                     Counsel, Inc. Managing Director, Venture Capital and Private
Private Placements                     Placements, Phoenix Home Life Mutual Insurance Company.

                                       C-3

David Byerly                           Managing Director, Fixed Income, Phoenix Investment Counsel,
Managing Director,                     Inc.
Fixed Income

Mary E. Canning                        Managing Director and Investment Strategies, Equities, Phoenix
Managing Director and Investment       Investment Counsel, Inc. Vice President, Phoenix Series Fund,
Strategies, Equities                   The Phoenix Edge Series Fund, Phoenix Total Return Fund.

Paul M. Chute                          Managing Director, Private Placements, Phoenix Investment
Managing Director,                     Counsel, Inc. Managing Director, Phoenix Home Life Mutual
Private Placements                     Insurance Company.

Nelson Correa                          Managing Director, Private Placements, Phoenix Investment
Managing Director,                     Counsel, Inc. and Phoenix Home Life Mutual Insurance Company.
Private Placements

Jeanne H. Dorey                        Vice President, The Phoenix Edge Series Fund, Phoenix
Managing Director, Equities            Multi-Portfolio Fund and Phoenix Worldwide Opportunities Fund.
                                       Managing Director, Equities, Phoenix Investment Counsel, Inc.
                                       Portfolio Manager, International, Phoenix Home Life Mutual
                                       Insurance Company.

Christopher J. Kelleher                Vice President, Phoenix Series Fund, The Phoenix Edge Series
Managing Director,                     Fund and Phoenix Duff & Phelps Institutional Mutual Funds.
Fixed Income                           Managing Director, Fixed Income, Phoenix Investment Counsel,
                                       Inc. Portfolio Manager, Public Bonds, Phoenix Home Life Mutual
                                       Insurance Company.

Thomas S. Melvin, Jr.                  Managing Director, Equities, Phoenix Investment Counsel, Inc.
Managing Director, Equities            Vice President, Phoenix Multi-Portfolio Fund, and Phoenix Duff
                                       & Phelps Institutional Mutual Funds. Portfolio Manager, Common
                                       Stock, Phoenix Home Life Mutual Insurance Company.

C. Edwin Riley                         Managing Director, Equities, Phoenix Investment Counsel, Inc.
Managing Director, Equities            Vice President, Phoenix Series Fund, The Phoenix Edge Series
                                       Fund, Phoenix Total Return Fund, Inc. Director of Equity
                                       Management, NationsBanc.

Amy L. Robinson                        Managing Director, Equity Trading, Phoenix Investment Counsel,
Managing Director, Equity Trading      Inc. Vice President, The Phoenix Edge Series Fund and Phoenix
                                       Series Fund. Managing Director, Trading, Common Stocks,
                                       Phoenix Home Life Mutual Insurance Company.

James D. Wehr                          Managing Director, Phoenix Investment Counsel, Inc. Vice
Managing Director                      President, Phoenix Series Fund, The Phoenix Edge Series Fund,
                                       Phoenix Multi-Portfolio Fund, Phoenix California Tax-Exempt
                                       Bonds, Inc. and Phoenix Duff & Phelps Institutional Mutual
                                       Funds. Managing Director, Public Fixed Income, Phoenix Home
                                       Life Mutual Insurance Company.




   The respective principal addresses of the companies or other entities named above are as follows:

National Securities & Research Corporation         }One American Row
                                                   }Hartford, CT 06115
Phoenix Duff & Phelps Corporation                  }56 Prospect Street
                                                   }Hartford, CT 06115
Phoenix Duff & Phelps Institutional Mutual Funds   }101 Munson Street
                                                   }Greenfield, MA 01301
Phoenix Equity Planning Corporation                }100 Bright Meadow Boulevard
                                                   }P.O. Box 2200
                                                   }Enfield, CT 06083-2200
Phoenix Home Life Mutual Insurance Company         }One American Row
                                                   }Hartford, CT 06115
Phoenix Investment Counsel, Inc.                   }One American Row
                                                   }Hartford, CT 06115
Phoenix Realty Advisors, Inc.                      }One American Row
                                                   }Hartford, CT 06115
Phoenix Realty Group, Inc.                         }One American Row
                                                   }Hartford, CT 06115
Phoenix Realty Investors, Inc.                     }One American Row
                                                   }Hartford, CT 06115
Phoenix Realty Securities, Inc.                    }One American Row
                                                   }Hartford, CT 06115
PM Holdings, Inc.                                  }One American Row
                                                   }Hartford, CT 06115
The Phoenix Funds                                  }101 Munson Street
                                                   }Greenfield, MA 01301
W. S. Griffith & Co., Inc.                         }100 Bright Meadow Boulevard
                                                   }P.O. Box 2200
                                                   }Enfield, CT 06083-2200

Item 29. Principal Underwriter

(a) See "Distribution Plans" and "How to Buy Shares" in the Prospectus and "Distributor" and "Plans of Distribution" in the Statement of Additional Information, both of which are included in this Post-Effective Amendment to the Registration Statement.

(b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

          Name and                   Position and Offices              Position and Offices
      Principal Address                with Underwriter                   with Registrant
 ---------------------------- -----------------------------------  ------------------------------
Michael E. Haylon              Director                             Executive Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

Philip R. McLoughlin           Director and President               Trustee and President
One American Row
Hartford, CT 06115

                                       C-5

David R. Pepin                 Director and Executive               None
56 Prospect Street             Vice President
P.O. Box 150480
Hartford, CT 06115-0480

Paul Atkins                    Senior Vice President and Sales      None
56 Prospect Street             Manager
P.O. Box 150480
Hartford, CT 06115-0480

Maris Lambergs                 Senior Vice President, Insurance     None
100 Bright Meadow Blvd.        and Independent Division
P.O. Box 2200
Enfield, CT 06083-2200

William R. Moyer               Senior Vice President and Chief      Vice President
100 Bright Meadow Blvd.        Financial Officer
P.O. Box 2200
Enfield, CT 06083-2200

Leonard J. Saltiel             Managing Director                    Vice President
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

John F. Sharry                 Managing Director, Mutual Fund       None
100 Bright Meadow Blvd.        Distribution
P.O. Box 2200
Enfield, CT 06083-2200

G. Jeffrey Bohne               Vice President, Mutual Fund          Secretary
101 Munson Street              Customer Service
Greenfield, MA 01301

Eugene A. Charon               Vice President and Controller        None
100 Bright Meadow Blvd.
P.O. Box 2200
Enfield, CT 06083-2200

Nancy G. Curtiss               Vice President and Treasurer, Fund   Treasurer
56 Prospect Street             Accounting
P.O. Box 150480
Hartford, CT 06115-0480

Elizabeth R. Sadowinski        Vice President, Administration       Assistant Secretary
100 Bright Meadow Blvd.
Enfield, CT 06083-2200

Thomas N. Steenburg            Vice President, Counsel and          Assistant Secretary
56 Prospect Street             Secretary
Hartford, CT 06115

  (c) Equity Planning received the following commissions or other compensation from the Registrant during the fiscal year ending June 30, 1996:

                   Net Underwriting Compensation on
Name of Principal   Discounts and    Redemption and    Brokerage        Other
   Underwriter       Commissions       Repurchase     Commissions    Compensation
 ----------------- ---------------- --------------- --------------  ---------------
Equity Planning        $13,954           $7,940           $0           $41,495

Item 30. Location of Accounts and Records
         Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include Registrant's investment adviser, National Securities & Research Corporation; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent, State Street Bank and Trust Company; and Registrant's custodian, Brown Brothers Harriman & Co. The address of the Secretary of the Trust is 101 Munson Street, Greenfield, Massachusetts 01301; the address of National Securities & Research Corporation is One American Row, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200; the address of the dividend disbursing agent is P.O. Box 8301, Boston, Massachusetts 02266-8301, Attention:
         Phoenix Funds, and the address for the custodian is 40 Water Street, Boston, Massachusetts 02109.


Item 31. Management Services
         Not applicable.

Item 32. Undertakings
         (a) Not applicable.
         (b) Not applicable.
         (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hartford, and State of Connecticut on the 28 day of October, 1996.


                                           PHOENIX WORLDWIDE OPPORTUNITIES FUND

ATTEST: /s/ Richard J. Wirth               By: /s/ Philip R. McLoughlin
            --------------------                   ---------------------
            Richard J. Wirth                       Philip R. McLoughlin
            Assistant Secretary                    President

By: /s/ Philip R. McLoughlin
       Philip R. McLoughlin
       President


   Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated, on this 28 day of October, 1996.

              Signature                         Title
------------------------------------  ---------------------------

------------------------------------
  C. Duane Blinn*                      Trustee

------------------------------------
  Robert Chesek*                       Trustee

------------------------------------
  E. Virgil Conway*                    Trustee

------------------------------------
  Nancy G. Curtiss*                    Treasurer (principal
                                       financial and
                                       accounting officer)

------------------------------------
  Harry Dalzell-Payne*                 Trustee

------------------------------------
  Francis E. Jeffries*                 Trustee

------------------------------------
  Leroy Keith, Jr.*                    Trustee

  /s/ Philip R. McLoughlin
------------------------------------
  Philip R. McLoughlin                 Trustee and President

------------------------------------
  Everett L. Morris*                   Trustee

------------------------------------
  James M. Oates*                      Trustee

------------------------------------
  Calvin J. Pedersen*                  Trustee

------------------------------------
  Philip R. Reynolds*                  Trustee

------------------------------------
  Herbert Roth, Jr.*                   Trustee

------------------------------------
  Richard E. Segerson*                 Trustee

------------------------------------
  Lowell P. Weicker, Jr.*              Trustee

*By: /s/ Philip R. McLoughlin
------------------------------------
*Philip R. McLoughlin pursuant to powers of attorney filed
 herewith.




                                     S-1(c)